UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund
LKCM International Fund

Semi-Annual Report
June 30, 2010

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

							Five Year	Ten Year	Avg.
					Six Month	One Year	Average	Average	Annual
					Total	Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Ended	Since
Funds	Dates	6/30/10	Ratio*, **	Ratio**	6/30/10	6/30/10	6/30/10	6/30/10	Incept.
LKCM Equity Fund –
Institutional Class	1/3/96	$12.49	0.80%	1.14%	-4.07%	15.58%	1.66%	1.18%	5.97%
S&P 500 Index1					-6.65%	14.43%	-0.79%	-1.59%	5.41%
LKCM Small Cap Equity Fund –
Institutional Class	7/14/94	$16.04	1.00%	1.01%	-0.74%	21.42%	0.26%	5.50%	9.50%
Russell 2000 Index2					-1.95%	21.48%	0.37%	3.00%	7.29%
LKCM Small Cap Equity Fund –
Adviser Class	6/5/03	$15.69	1.25%	1.26%	-0.88%	21.06%	0.01%	N/A	6.18%
Russell 2000 Index2					-1.95%	21.48%	0.37%	N/A	5.51%
LKCM International Fund	12/30/97	$ 6.57	1.20%	1.91%	-12.75%	5.94%	1.20%	-2.00%	1.94%
MSCI/EAFE Index3					-12.93%	6.38%	1.35%	0.59%	3.62%
LKCM Balanced Fund	12/30/97	$12.48	0.80%	1.42%	-4.00%	12.06%	3.40%	2.78%	4.18%
S&P 500 Index1					-6.65%	14.43%	-0.79%	-1.59%	2.25%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					4.56%	8.29%	5.26%	6.06%	5.82%
LKCM Fixed Income Fund	12/30/97	$11.04	0.65%	0.76%	3.63%	8.57%	5.56%	5.79%	5.42%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					4.56%	8.29%	5.26%	6.06%	5.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense caps through April 30, 2011.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2009, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3
The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI/EAFE”) is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

4
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

Economic Review and Outlook

The beginning of the year witnessed consistently positive economic news, and the S&P 500 Index climbed to a year-to-date high in April.  In May, investors witnessed a sharp decline in equity prices accompanied by a surge in volatility.  We continue to view the economic data as confirmation that a sustainable global economic recovery remains underway, albeit at a slightly slower rate.  We do not view the austerity measures in Europe or monetary tightening in Brazil and China as a significant threat to the global growth outlook.  However, surging government debt and easy monetary policy can only support domestic economic growth for a finite period, and the U.S. economy has yet to reach the stage where growth is sustained through robust final demand.

Employment, housing, and consumer confidence data have all signaled a less positive trend than earlier indicated.  These readings are reflective of the turbulent process of economic recovery.  We believe these data points will be met by continued growth in global demand, accelerating income, and further fiscal stimulus.  With regard to the equity market, the historical precedent is for the equity market to experience a sharp double digit decline in value during a recovery as investors question the sustainability of economic growth.  We are likely in this phase of the market recovery.

Sound economic news earlier this year was able to dampen fears that the debt crisis, which precipitated the recession, would preclude a solid economic recovery.  Indeed, we believe the recovery continues to unfold, although at a slower rate than initially expected by some.  The pertinent question is whether or not the economy will experience a “double dip” recession.  While the pace of the economic recovery may moderate slightly given the recent economic shocks in Europe, it is our view that the chance of an imminent second recession, while possible, is not likely.

There are pockets of concern within the economy.  After enjoying a rebound in housing fueled largely by a federal program to aid first time home buyers, we are now seeing weaker housing data as the federal program has expired.  This fuels concern for a further drop in housing prices, which could lead to faster growth in the savings rate, thereby siphoning consumer spending.  Furthermore, employment data shows little recent improvement.

Against this ledger of concerns remain an extremely accommodative monetary policy and a very steep yield curve.  While our concern over the federal deficit continues to grow, the government continues to spend, with over half of the initial $700 billion stimulus package remaining to be released.  The initial stimulus funds were largely used to purchase assets, where the remainder is more focused on infrastructure spending.  We have previously highlighted pent-up corporate capital spending which we expect to accelerate once corporations, which are flush with cash, gain greater conviction around the economic recovery.

There is temptation to interpret the slowing rate of improvement in economic data series as a signal of trouble ahead.  A slowing however is both inevitable and expected.  The year-over-year increase in many economic leading indicators has begun to decelerate as comparisons to last year become increasingly difficult.  The slowing has led many investors to question the sustainability of the economic recovery and direction of the equity market.  Investors, however, should remain focused on the absolute level of the Leading Economic Index (LEI), which we believe is likely to continue to rise.  In the middle stage of the economic cycle it is normal for the LEI to rise, even as the year-over-year growth rate decelerates or turns negative.  Even so, the economy has historically continued to expand.

The economy continues to operate below capacity, and employment remains significantly less than optimal.  The most recent unemployment rate reading of 9.5% compared to the prior reading of 9.7% suggests a brighter employment picture.  In reality, the primary driver of the lower unemployment rate was likely that more people stopped looking for employment, which resulted in the numerical decline in the unemployment rate, a less than positive development.

We have highlighted the rising concern of federal debt, and our concern continues to grow.  The country is in the process of putting in place a larger structural deficit, which may lead to increased tax rates to cover current and future planned spending.  Both the capital gains tax rate and dividend income tax rate will likely rise at year end.  The current dividend tax rate of 15% is scheduled to move to 39.6% according to the Congressional Budget Office baseline.  The capital gains tax rate of 15% is likely to rise to around 20%.

Currently, federal spending represents 25% of Gross Domestic Product (GDP) compared with an historical range of 20%-21%.  If the federal government is not successful in restoring the historical spending patterns, the nation is likely to see further discussion around ideas such as a Value Added Tax.  The Office of Management and Budget estimates spending on interest and entitlements will increase from 43% of federal spending to 61% over the next ten years.

In our view, equities are in the process of transitioning to the second stage of recovery which is consistent with an inflection in the LEI discussed earlier.  During this second stage, investors typically shift from earnings multiple expansion to earnings growth as the economy recovers.  This often results in greater market volatility, in part because equities become more sensitive to economic growth indicators.  This, in turn, typically leaves the market vulnerable to a growth scare, which we believe occurred in May.  Investors began to question the global growth story as the Eurozone debt crisis, slowing economic growth in China, Gulf oil spill, and Washington reform grabbed the headlines.  In our view, the momentum with which the global economy entered the year has only been slightly impacted by the previous factors.

Positive economic data can be a powerful tool in stabilizing capital markets.  Following the 1987 market crash, the Asian Crisis of 1997, and the collapse of Long Term Capital Management in 1998, sound economic data helped anchor investor perspective and, therefore, stabilize markets.  By contrast, when a meltdown in capital markets accompanies deterioration in economic data, the two trends tend to reinforce one another.  With broad economic data remaining relatively positive, capital markets should take their cue from the economic outlook.

Jobs continue to be central to the economic recovery.  Our view continues to be that unemployment will remain stubbornly high through 2010.  The level of initial jobless claims has remained range-bound since the beginning of the year, although the most recent filing was somewhat disappointing.  As expected, movements in the equity market have been highly correlated with jobs data.  A potential catalyst for equities could be the decline of initial jobless claims.  If we are correct on our forecast of corporate profits and our theory that productivity is close to a peak, then companies will have an incentive to begin hiring.

Although investors remain keenly focused on macro-economic data points, the relative value of corporate bonds and equities tell an interesting story in regard to market valuation.  After all, both bond holders and equity investors have claim to the same corporate cash flow stream – albeit bond holders are higher in the capital structure.  Despite the valuation disparity between stocks and bonds, investors have been keen to increase their exposure to bonds relative to equities.  This is a telling sign of the general skepticism of investors, which has historically been a positive driver of equity prices.

We believe the key drivers of equity prices remain in place.  Specifically, we believe earnings are recovering, interest rates are low, and valuations remain reasonable.  Equity prices should continue to outperform government bonds, as Treasury yields remain anchored by low inflation, weak private credit demand, continued risk aversion and the Fed’s near zero percent interest rate.  If the April year-to-date peak in the S&P 500 Index represented the climax of the bull market which began in March of 2009, then the thirteen-month bull market would be the shortest on record.

In our view, policy stimulus provided the spark to ignite growth, the inventory cycle switched from being a drag to a positive, and confidence has gradually begun to rebound supporting hiring, consumption, and capital spending.  The recovery remains fragile and perhaps the greatest risk today is the loss of confidence on the part of both business owners and investors.  The recent actions of policymakers in Washington, Brussels, and Beijing have done little to instill confidence.  Indeed, reform is occurring in such a rapid fashion across health care, energy, and financials that corporate decision-makers are unsure as to the rules of the road.  In aggregate, these three sectors of the economy represent approximately 40% of the S&P 500 Index.  Although economic growth has shown recent signs of moderating, we believe the economic recovery will continue.  The equity market is reflecting investor concern over a slowing economic growth rate, but we believe that the market value is attractive at current levels relative to our economic outlook.  However, volatility will likely remain a prominent market feature as the economy works to find a footing from which sustained growth is possible.

LKCM Equity Fund

The LKCM Equity Fund outperformed the S&P 500 Index during the six months ended June 30, 2010.  The largest contribution to the Fund’s outperformance resulted from securities selection, particularly in the Information Technology sector.  The Fund also had meaningful, positive attribution from securities selection in the Materials, Consumer Discretionary, Healthcare and Financials sectors.  The Fund had negative attribution in securities selection in the Consumer Staples and Energy sectors.  The biggest positive contribution in sector allocation came through our decision to increase the cash position in the Fund.  Alternatively, our decision to maintain an overweight position in Materials detracted from our performance during this period.  During the period, the Fund maintained overweight allocations in the Materials, Industrials and Consumer Discretionary sectors, while remaining underweight allocations in the Healthcare, Telecommunications, Consumer Staples, Utilities and Financials sectors.  We believe that the Fund’s concentration on high quality companies can continue to add value for the Fund and its shareholders.

Total Return
Six Months Ended
June 30, 2010
LKCM Equity Fund	-4.07%
S&P 500 Index	-6.65%

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index during the six months ended June 30, 2010.  Stock selection drove performance with particular strength in the Consumer Discretionary, Industrials, Healthcare, and Materials sectors.  Underweighting the Financials sector and poor stock selection in the Financials sector pressured returns.  We believe the Fund is positioned in higher quality companies with internal growth prospects and areas that should benefit from an economic recovery.

Total Return
Six Months Ended
June 30, 2010
LKCM Small Cap Equity Fund – Institutional Class	-0.74%
Russell 2000 Index	-1.95%

LKCM Balanced Fund

The LKCM Balanced Fund’s asset diversification proved to be especially important in the six months ended June 30, 2010.  Positive returns generated in the fixed income sector of the Fund provided a cushion against downside volatility during the difficult stock market environment. Within the equity sector of the Fund, the Information Technology sector was the best relative performer, while the Financials sector came under pressure as investors grew increasingly concerned about the sustainability of the economic recovery.  Our investment strategy for the Fund continues to focus on diversification and quality.

Total Return
Six Months Ended
June 30, 2010
LKCM Balanced Fund	-4.00%
S&P 500 Index	-6.65%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index	4.56%

LKCM Fixed Income Fund

The LKCM Fixed Income Fund is managed to provide current income.  Our investment strategy emphasizes the selection of corporate bonds with strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt.  While the concentration in corporate bonds was additive to the Fund’s performance during the first quarter of 2010, that trend reversed in the second quarter of 2010 with the reemergence of the flight-to-quality trade into U.S. Treasuries in response to sovereign debt concerns.  This trend reversal resulted in Treasuries having their best first half performance in fifteen years and the Fund underperforming the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which was comprised of approximately sixty percent Treasury and government-agency debt, during the six months ended June 30, 2010.  The Fund’s defensive posture with a shorter duration of 3.2 years relative to the 3.9 year duration of the benchmark also detracted from performance in the first half of 2010 as interest rates across the curve declined to historically low levels.  We believe the Fund’s primary focus in high-quality, short-to-intermediate corporate bonds well positions it in this dynamic market environment.

Total Return
Six Months Ended
June 30, 2010
LKCM Fixed Income Fund	3.63%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index	4.56%

LKCM International Fund

The LKCM International Fund is sub-advised by TT International.  A detailed performance report for the Fund for the six months ended June 30, 2010 can be found on page 6.

J. Luther King, Jr., CFA
July 16, 2010

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 10-24 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small capitalization funds typically carry additional risks, since small companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  International investing involves special risk considerations, including fluctuating foreign exchange rates, more limited information available about issuers of securities, foreign government regulations and differing degrees of liquidity, that may adversely affect portfolio securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Diversification does not assure a profit nor protect against loss in a declining market.

The LKCM International Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Because the Fund may also invest in options and futures contracts, it therefore may not be suitable for all investors.

Current and future portfolio holdings are subject to risk.

Earnings growth is a key indicator for measuring a company’s success and can be a driving force behind stock price appreciation. Put simply, earnings growth is the percentage gain in net income over time.

Earnings Multiple: The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share. The earnings multiple is often based on the prior twelve months of earnings data.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

Report from TT International

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) Index.

Six Months Ended June 30, 2010
LKCM International Fund:  -12.75%
MSCI EAFE Index: -12.93%

Performance

The Fund outperformed its benchmark, the MSCI EAFE Index, during the six months ended June 30, 2010.  The Fund remains overweight Japan, which lagged a number of other markets due to heavy issuance and heightened risk aversion.  The Fund remains underweight Europe overall but with overweight exposure to northern countries, notably Germany.  Consumer Discretionary remains the largest sector overweight in the Fund. The Fund continues to hold significant overweight positions in a number of German automakers, though it has taken some profits in certain positions, and also in Japanese retailers.  Elsewhere the Fund retained its overweight exposure to other cyclical sectors, such as Materials and Industrials, though exposure to the latter reduced slightly over the period.

Outlook

Although fears that the U.S. economy may double-dip abound, we believe global industrial activity should be enough to prevent such an occurrence.  What we are seeing is more likely a mid-cycle slowdown.  We believe that one of the main drivers of the U.S. economic upturn, the IT-led investment cycle, remains strong and well supported, as new orders are on an upwards trend and companies have record levels of cash.  But we have lately seen some sobering reminders of the fragility of the recovery.  The expiry of the homebuyer tax credit in April appears to have taken its toll with housing sales and mortgage applications down sharply.  Consumer confidence fell markedly in May and although the savings ratio has risen recently it still remains at historically low levels.  Unsurprisingly, Federal Reserve officials remain extremely dovish and far from there being concern over interest rate hikes there is now a real possibility of further quantitative easing.

Meanwhile, sentiment towards Europe remains extremely negative amid fears that the global manufacturing boom is waning and as events in the continent’s peripheral economies continue to dominate the news flow.  There is some evidence that economic momentum in the region is fading, but this appears normal for this stage of the cycle particularly as comparative data points get tougher.  In fact, leading indicators continue to point to strong, even above trend, growth.  There are clearly concerns, however. Fiscal reform is gathering pace in the region with more and more countries opting to implement austerity measures.  This is likely to dampen final demand in the short term. The sovereign debt crisis shows no sign of coming to an end but the core of the region’s economy, Germany, appears to remain on a solid recovery path supported primarily by strong demand for exports.

In Japan, data continues to be pretty robust though as in Europe and the U.S. the rate of recovery appears to be easing off.  Industrial production has moderated slightly with inventory restocking coming to an end, government incentive schemes for durable goods purchases expiring and China slowing down.  Nonetheless, exports to the rest of Asia and a domestic business investment recovery should support a continued uptrend in output.

Investors continue to react badly to signs that the Chinese economy is slowing down but the point remains that some degree of moderation was, and still is, necessary in our view.  And if it slows too much, we believe China can take its foot off the brake.  Too much growth and the need for monetary policy to be normalized remain the immediate concerns for Asian policy makers.  Across Asia growth remains strong and although in many countries there are signs of manufacturing heading for more normal levels of growth from very elevated levels, we do not believe that growth in Asia is about to keel over just yet.  Hence, while a double-dip is unlikely in our view, growth momentum is slowing and we believe this has spooked equity markets.

However, from a fundamental, bottom-up viewpoint, we believe equities in many regions look attractive. We think valuations are cheap, interest rates in developed countries are likely to remain at ultra-low levels and earnings momentum will likely remain strong for the foreseeable future.  Moreover, central banks appear ready to provide further liquidity if needed.

TT International
August 5, 2010

Past performance is not a guarantee of future results.

LKCM Funds Expense Example — June 30, 2010 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10-6/30/10).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$992.60	$4.79
Hypothetical (5% return before expense)	$1,000.00	$1,019.98	$4.86

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$991.20	$6.02
Hypothetical (5% return before expense)	$1,000.00	$1,018.74	$6.11

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$959.30	$3.89
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$960.00	$3.89
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$1,036.30	$3.28
Hypothetical (5% return before expense)	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$872.50	$5.57
Hypothetical (5% return before expense)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Equity Fund

LKCM Balanced Fund	LKCM Fixed Income Fund

LKCM International Fund

LKCM Small Cap Equity Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Aerospace & Defense - 1.8%
Hexcel Corporation (a)	629,250	$9,759,667
Air Freight & Logistics - 2.2%
Forward Air Corporation	253,350	6,903,787
UTI Worldwide, Inc. (b)	399,850	4,950,143
		11,853,930
Auto Components - 1.1%
LKQ Corporation (a)	319,100	6,152,248
Capital Markets - 1.8%
Gleacher & Co Inc. (a)	1,386,800	3,536,340
Raymond James Financial, Inc.	248,400	6,132,996
		9,669,336
Chemicals - 3.1%
A. Schulman, Inc.	310,000	5,877,600
Calgon Carbon Corporation (a)	386,800	5,121,232
Cytec Industries Inc.	148,450	5,936,515
		16,935,347
Commercial Banks - 7.2%
First Horizon National Corporation	513,879	5,883,910
Glacier Bancorp, Inc.	470,530	6,902,675
Pinnacle Financial Partners, Inc. (a)	422,100	5,423,985
Prosperity Bancshares, Inc.	154,700	5,375,825
Synovus Financial Corp.	2,519,000	6,398,260
Texas Capital Bancshares, Inc. (a)	302,600	4,962,640
Umpqua Holdings Corporation	369,100	4,237,268
		39,184,563
Commercial Services & Supplies - 3.5%
Administaff, Inc.	383,700	9,270,192
Copart, Inc. (a)	140,350	5,025,933
Resources Connection, Inc. (a)	342,350	4,655,960
		18,952,085
Communications Equipment - 0.6%
Arris Group Inc. (a)	314,700	3,206,793
Computers & Peripherals - 4.7%
3PAR, Inc. (a)	642,800	5,984,468
Brocade Communications Systems, Inc. (a)	865,050	4,463,658
Compellent Technologies, Inc. (a)	503,800	6,106,056
Electronics for Imaging, Inc. (a)	100,850	983,287
Netezza Corporation (a)	599,100	8,195,688
		25,733,157
Consumer Finance - 2.6%
Cash America International, Inc.	213,825	7,327,783
First Cash Financial Services, Inc. (a)	317,051	6,911,712
		14,239,495
Containers & Packaging - 1.1%
Silgan Holdings Inc.	205,150	5,822,157
Distributors - 1.5%
WESCO International, Inc. (a)	237,575	7,999,150
Diversified Consumer Services - 0.8%
K12 Inc. (a)	199,590	4,426,906
Diversified Manufacturing - 0.9%
Raven Industries, Inc.	137,800	4,645,238
Electrical Equipment - 1.4%
Baldor Electric Company	217,500	7,847,400
Electronic Equipment & Instruments - 3.3%
National Instruments Corporation	238,000	7,563,640
Rofin-Sinar Technologies, Inc. (a)	224,450	4,673,049
Trimble Navigation Limited (a)	204,150	5,716,200
		17,952,889
Energy Equipment & Services - 2.5%
Core Laboratories N.V. (b)	58,150	8,583,522
Dril-Quip, Inc. (a)	111,875	4,924,737
		13,508,259
Food & Staples Retailing - 0.6%
Ruddick Corporation	96,050	2,976,590
Health Care Equipment & Supplies - 4.3%
American Medical
Systems Holdings, Inc. (a)	326,900	7,231,028
Conceptus Inc. (a)	454,800	7,085,784
Merit Medical Systems, Inc. (a)	312,600	5,023,482
NuVasive, Inc. (a)	112,800	3,999,888
		23,340,182
Health Care Providers & Services - 5.4%
Health Management
Associates Inc. - Class A (a)	662,150	5,144,905
MWI Veterinary Supply, Inc. (a)	205,900	10,348,534
PAREXEL International Corporation (a)	325,200	7,050,336
PSS World Medical, Inc. (a)	327,900	6,935,085
		29,478,860
Hotels, Restaurants & Leisure - 3.7%
BJ’s Restaurants, Inc. (a)	258,550	6,101,780
Boyd Gaming Corporation (a)	676,050	5,739,664
LIFE TIME FITNESS, Inc. (a)	166,007	5,277,363
Sonic Corp. (a)	416,150	3,225,163
		20,343,970
Household Durables - 1.5%
Tempur-Pedic International Inc. (a)	260,950	8,024,213
Internet Software & Services - 2.1%
Art Technology Group, Inc. (a)	1,312,810	4,489,810
LogMeIn, Inc. (a)	266,950	7,002,099
		11,491,909
Investment Bank & Brokerage - 0.8%
Evercore Partners, Inc. - Class A	184,296	4,303,312
IT Services - 1.1%
ManTech International
Corporation - Class A (a)	140,100	5,964,057

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 1.5%
Brunswick Corporation	498,675	$6,198,530
Callaway Golf Company	344,050	2,078,062
		8,276,592
Life Sciences Tools & Services - 1.9%
PerkinElmer, Inc.	261,100	5,396,937
Techne Corporation	84,250	4,840,163
		10,237,100
Machinery - 7.0%
Actuant Corporation - Class A	306,100	5,763,863
Astec Industries, Inc. (a)	160,700	4,456,211
CIRCOR International, Inc.	212,900	5,445,982
CLARCOR Inc.	134,800	4,788,096
Kaydon Corporation	165,650	5,443,259
The Middleby Corporation (a)	143,150	7,614,148
Mueller Water Products, Inc. - Class A	1,192,980	4,425,956
		37,937,515
Marine - 1.0%
Kirby Corporation (a)	145,850	5,578,763
Media - 1.8%
Cinemark Holdings, Inc.	332,850	4,376,977
Live Nation Inc. (a)	514,450	5,376,003
		9,752,980
Metals & Mining - 2.5%
Carpenter Technology Corporation	264,550	8,685,176
Haynes International, Inc.	156,000	4,809,480
		13,494,656
Oil & Gas Drilling - 0.7%
Atwood Oceanics, Inc. (a)	151,800	3,873,936
Oil & Gas Exploration &
Production Companies - 4.7%
Brigham Exploration Company (a)	440,650	6,777,197
Carrizo Oil & Gas, Inc. (a)	279,171	4,335,526
Oasis Petroleum Inc. (a)	190,100	2,756,450
Rosetta Resources, Inc. (a)	259,053	5,131,840
SM Energy Company	166,800	6,698,688
		25,699,701
Pharmaceuticals - 0.9%
Endo Pharmaceuticals Holdings Inc. (a)	224,000	4,887,680
Software - 6.6%
ANSYS, Inc. (a)	140,815	5,712,865
MedAssets Inc. (a)	322,900	7,452,532
MicroStrategy Incorporated - Class A (a)	72,900	5,474,061
Nuance Communications, Inc. (a)	271,250	4,055,187
Solarwinds, Inc. (a)	220,100	3,530,404
TIBCO Software Inc. (a)	778,700	9,391,122
		35,616,171
Specialty Retail - 8.3%
DSW Inc. - Class A (a)	251,800	5,655,428
Hibbett Sports Inc. (a)	261,800	6,272,728
Lumber Liquidators Holdings, Inc. (a)	195,350	4,557,516
Monro Muffler Brake, Inc.	132,289	5,229,384
PetMed Express, Inc.	284,700	5,067,660
Signet Jewelers Ltd. (a) (b)	179,200	4,928,000
Tractor Supply Company	118,538	7,227,262
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	266,350	6,301,841
		45,239,819
Textiles, Apparel & Luxury Goods - 2.3%
Crocs, Inc. (a)	563,300	5,959,714
The Warnaco Group, Inc. (a)	178,500	6,450,990
		12,410,704
TOTAL COMMON STOCKS
(Cost $491,584,963)		536,817,330

SHORT-TERM INVESTMENTS - 1.4%
Money Market Funds (c) - 1.4%
Federated Government Obligations
Fund - Institutional Shares, 0.04%	7,334,976	7,334,976
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,334,976)		7,334,976
Total Investments - 100.2%
(Cost $498,919,939)		544,152,306
Liabilities in Excess of Other Assets - (0.2)%		(857,705)
TOTAL NET ASSETS - 100.0%		$543,294,601

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 89.2%	Shares	Value
Aerospace & Defense - 3.9%
Honeywell International Inc.	10,000	$390,300
Raytheon Company	15,000	725,850
Rockwell Collins, Inc.	18,000	956,340
		2,072,490
Beverages - 2.8%
The Coca-Cola Company	14,000	701,680
PepsiCo, Inc.	13,000	792,350
		1,494,030
Biotechnology - 0.8%
Celgene Corporation (a)	8,000	406,560
Capital Markets - 0.8%
Northern Trust Corporation	9,000	420,300
Chemicals - 5.8%
Air Products and Chemicals, Inc.	9,000	583,290
Calgon Carbon Corporation (a)	15,000	198,600
E. I. du Pont de Nemours and Company	25,000	864,750
FMC Corporation	14,600	838,478
Monsanto Company	12,000	554,640
		3,039,758
Commercial Banks - 7.9%
Bank of America Corporation	48,000	689,760
Cullen/Frost Bankers, Inc.	30,000	1,542,000
Glacier Bancorp, Inc.	28,000	410,760
Prosperity Bancshares, Inc.	7,000	243,250
Texas Capital Bancshares, Inc. (a)	14,500	237,800
Wells Fargo & Company	40,000	1,024,000
		4,147,570
Commercial Services & Supplies - 1.3%
Waste Management, Inc.	22,000	688,380
Communications Equipment - 1.9%
Cisco Systems, Inc. (a)	34,000	724,540
Research In Motion Limited (a) (b)	6,000	295,560
		1,020,100
Computers & Peripherals - 5.2%
Apple Inc. (a)	3,300	830,049
EMC Corporation (a)	50,000	915,000
International Business Machines Corporation	8,000	987,840
		2,732,889
Construction & Engineering - 0.6%
Foster Wheeler AG (a) (b)	15,000	315,900
Construction Materials - 1.6%
Eagle Materials, Inc.	13,000	337,090
Martin Marietta Materials, Inc.	6,000	508,860
		845,950
Containers & Packaging - 0.9%
Ball Corporation	8,500	449,055
Diversified Financial Services - 0.6%
JPMorgan Chase & Co.	8,100	296,541
Diversified Telecommunication Services - 0.9%
AT&T Inc.	20,000	483,800
Electrical Equipment - 1.3%
Emerson Electric Co.	16,000	699,040
Electronic Equipment & Instruments - 2.4%
National Instruments Corporation	23,000	730,940
Trimble Navigation Limited (a)	19,000	532,000
		1,262,940
Energy Equipment & Services - 0.6%
Halliburton Company	13,300	326,515
Food & Staples Retailing - 1.2%
CVS Caremark Corporation	7,400	216,968
Walgreen Company	15,000	400,500
		617,468
Health Care Equipment & Supplies - 4.2%
Covidien plc (b)	10,000	401,800
DENTSPLY International Inc.	17,000	508,470
ResMed Inc. (a)	5,000	304,050
Thermo Fisher Scientific, Inc. (a)	20,000	981,000
		2,195,320
Health Care Providers & Services - 1.0%
Express Scripts, Inc. (a)	11,000	517,220
Hotels, Restaurants & Leisure - 0.7%
Carnival Corporation (b)	11,300	341,712
Household Durables - 1.5%
Jarden Corporation	30,000	806,100
Household Products - 3.2%
Energizer Holdings, Inc. (a)	5,800	291,624
Kimberly-Clark Corporation	10,000	606,300
The Procter & Gamble Company	13,000	779,740
		1,677,664
Industrial Conglomerates - 0.5%
General Electric Company	20,000	288,400
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	22,000	892,540
Amazon.com, Inc. (a)	3,400	371,484
Expedia, Inc.	20,000	375,600
Google Inc. - Class A (a)	750	333,713
		1,973,337
Leisure Equipment & Products - 0.9%
Brunswick Corporation	40,000	497,200
Life Sciences Tools & Services - 1.0%
PerkinElmer, Inc.	25,000	516,750

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Machinery - 1.7%
Danaher Corporation	24,000	$890,880
Marine - 1.3%
Kirby Corporation (a)	18,000	688,500
Media - 0.8%
Time Warner Inc.	14,000	404,740
Metals & Mining - 2.5%
Newmont Mining Corporation	13,000	802,620
Peabody Energy Corporation	13,100	512,603
		1,315,223
Oil & Gas Exploration &
Production Companies - 9.4%
Cabot Oil & Gas Corporation	15,300	479,196
ConocoPhillips	12,000	589,080
EnCana Corporation (b)	8,500	257,890
EOG Resources, Inc.	7,000	688,590
Exxon Mobil Corporation	15,000	856,050
Noble Energy, Inc.	10,000	603,300
Occidental Petroleum Corporation	6,000	462,900
Range Resources Corporation	11,000	441,650
SM Energy Company	5,550	222,888
The Williams Companies, Inc.	17,500	319,900
		4,921,444
Pharmaceuticals - 2.2%
Abbott Laboratories	15,000	701,700
Pfizer Inc.	30,000	427,800
		1,129,500
Professional Services - 0.7%
Robert Half International, Inc.	15,000	353,250
Road & Rail - 0.8%
Union Pacific Corporation	6,000	417,060
Semiconductor & Semiconductor Equipment - 1.6%
Intel Corporation	22,000	427,900
Texas Instruments, Incorporated	18,000	419,040
		846,940
Software - 3.3%
Microsoft Corporation	16,300	375,063
Nuance Communications, Inc. (a)	35,000	523,250
Oracle Corporation	40,000	858,400
		1,756,713
Specialty Retail - 7.0%
O’Reilly Automotive, Inc. (a)	10,000	475,600
PetSmart, Inc.	30,000	905,100
RadioShack Corporation	30,000	585,300
Tiffany & Co.	18,000	682,380
Tractor Supply Company	17,000	1,036,490
		3,684,870
Textiles, Apparel & Luxury Goods - 0.6%
VF Corporation	4,500	320,310
TOTAL COMMON STOCKS
(Cost $42,214,794)		46,862,419

SHORT-TERM INVESTMENTS - 9.7%
Money Market Funds (c) - 9.7%
The AIM STIT - Treasury
Portfolio - Institutional Shares, 0.04%	1,404,587	1,404,587
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.03%	1,427,442	1,427,442
Federated Government Obligations
Fund - Institutional Shares, 0.04%	1,421,620	1,421,620
Federated Treasury Obligations
Fund - Institutional Shares, 0.01%	838,750	838,750
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,092,399)		5,092,399
Total Investments - 98.9%
(Cost $47,307,193)		51,954,818
Other Assets in Excess of Liabilities - 1.1%		580,250
TOTAL NET ASSETS - 100.0%		$52,535,068

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 65.7%	Shares	Value
Aerospace & Defense - 1.8%
General Dynamics Corporation	1,700	$99,552
Raytheon Company	3,132	151,557
		251,109
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. - Class B	2,400	136,536
Asset Management - 0.8%
Bank of New York Mellon Corporation	4,470	110,364
Beverages - 2.1%
The Coca-Cola Company	2,900	145,348
PepsiCo, Inc.	2,400	146,280
		291,628
Biotechnology - 2.4%
Celgene Corporation (a)	2,200	111,804
Charles River Laboratories
International, Inc. (a)	3,100	106,051
Gilead Sciences, Inc. (a)	3,400	116,552
		334,407
Capital Markets - 0.9%
Lazard Ltd. - Class A (b)	4,800	128,208
Chemicals - 2.9%
Air Products and Chemicals, Inc.	1,300	84,253
E. I. du Pont de Nemours and Company	2,300	79,557
FMC Corporation	2,400	137,832
Monsanto Company	2,100	97,062
		398,704
Commercial Banks - 3.6%
Bank of America Corporation	11,800	169,566
Cullen/Frost Bankers, Inc.	2,800	143,920
Wells Fargo & Company	7,000	179,200
		492,686
Commercial Services & Supplies - 1.1%
Waste Management, Inc.	4,700	147,063
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	5,700	121,467
Harris Corporation	2,600	108,290
		229,757
Computers & Peripherals - 4.1%
Apple Inc. (a)	900	226,377
EMC Corporation (a)	8,600	157,380
International Business Machines Corporation	1,500	185,220
		568,977
Containers & Packaging - 0.8%
Ball Corporation	2,000	105,660
Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	4,900	179,389
Diversified Telecommunication Services - 0.8%
AT&T Inc.	4,500	108,855
Electrical Equipment - 1.0%
Emerson Electric Co.	3,300	144,177
Electronic Equipment & Instruments - 1.1%
National Instruments Corporation	5,000	158,900
Energy Equipment & Services - 1.0%
Schlumberger Limited (b)	2,500	138,350
Food & Staples Retailing - 3.6%
CVS Caremark Corporation	4,100	120,212
The Kroger Co.	6,600	129,954
Walgreen Company	4,300	114,810
Wal-Mart Stores, Inc.	2,900	139,403
		504,379
Health Care Equipment & Supplies - 2.3%
Alcon, Inc. (b)	1,100	163,009
Thermo Fisher Scientific, Inc. (a)	3,100	152,055
		315,064
Health Care Providers & Services - 1.1%
Express Scripts, Inc. (a)	3,300	155,166
Household Products - 2.8%
Colgate-Palmolive Company	2,000	157,520
Kimberly-Clark Corporation	1,700	103,071
The Procter & Gamble Company	2,100	125,958
		386,549
Industrial Conglomerates - 1.1%
General Electric Company	10,480	151,122
Internet Software & Services - 1.9%
Expedia, Inc.	7,200	135,216
Google Inc. - Class A (a)	300	133,485
		268,701
Investment Bank & Brokerage - 0.9%
The Goldman Sachs Group, Inc.	900	118,143
IT Services - 1.8%
Accenture plc - Class A (b)	3,400	131,410
Automatic Data Processing, Inc.	3,000	120,780
		252,190
Life Sciences Tools & Services - 0.9%
PerkinElmer, Inc.	6,000	124,020
Machinery - 1.2%
Danaher Corporation	4,400	163,328
Media - 3.3%
CBS Corporation - Class B	10,300	133,179
DIRECTTV - Class A (a)	3,300	111,936
Time Warner Inc.	4,000	115,640
The Walt Disney Company	3,000	94,500
		455,255

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Multiline Retail - 1.0%
Kohl’s Corporation (a)	2,800	$133,000
Oil & Gas Exploration & Production Companies - 6.3%
Cabot Oil & Gas Corporation	3,000	93,960
Chevron Corporation	1,795	121,809
Denbury Resources Inc. (a)	7,000	102,480
Devon Energy Corporation	1,700	103,564
EOG Resources, Inc.	1,400	137,718
Exxon Mobil Corporation	3,932	224,399
SM Energy Company	2,000	80,320
		864,250
Pharmaceuticals - 2.0%
Abbott Laboratories	3,100	145,018
Teva Pharmaceutical Industries Ltd. - ADR (b)	2,500	129,975
		274,993
Professional Services - 0.7%
Robert Half International, Inc.	4,200	98,910
Software - 2.0%
Nuance Communications, Inc. (a)	10,400	155,480
Oracle Corporation	5,500	118,030
		273,510
Specialty Retail - 3.5%
The Home Depot, Inc.	4,600	129,122
O’Reilly Automotive, Inc. (a)	2,800	133,168
PetSmart, Inc.	4,300	129,731
RadioShack Corporation	5,000	97,550
		489,571
Textiles, Apparel & Luxury Goods - 0.9%
VF Corporation	1,800	128,124
TOTAL COMMON STOCKS
(Cost $7,988,034)		9,081,045

	Principal
CORPORATE BONDS - 27.6%	Amount
Aerospace & Defense - 1.5%
General Dynamics Corporation
4.50%, 08/15/2010	$100,000	100,418
United Technologies Corporation
6.35%, 03/01/2011	100,000	103,594
		204,012
Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
3.875%, 04/01/2014	50,000	53,836
Beverages - 2.7%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	150,000	154,067
The Coca-Cola Company
5.35%, 11/15/2017	100,000	114,536
PepsiCo, Inc.
4.65%, 02/15/2013	100,000	108,703
		377,306
Chemicals - 1.7%
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	75,000	78,324
Praxair, Inc.:
1.75%, 11/15/2012	60,000	60,828
2.125%, 06/14/2013	100,000	101,746
		240,898
Commercial Banks - 0.6%
Wells Fargo & Company
5.25%, 10/23/2012	75,000	80,306
Commercial Services & Supplies - 0.7%
Waste Management, Inc.
7.375%, 08/01/2010	100,000	100,440
Communications Equipment - 0.6%
Cisco Systems, Inc.
5.25%, 02/22/2011	75,000	77,051
Computers & Peripherals - 1.9%
Dell Inc.
3.375%, 06/15/2012	100,000	103,821
Hewlett-Packard Company:
2.25%, 05/27/2011	50,000	50,703
4.50%, 03/01/2013	100,000	108,008
		262,532
Containers & Packaging - 0.6%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	78,844
Diversified Telecommunication Services - 1.6%
AT&T Inc.:
5.875%, 02/01/2012	75,000	80,257
5.10%, 09/15/2014	125,000	138,800
		219,057
Electric Utilities - 0.8%
Southern Company
5.30%, 01/15/2012	100,000	105,792
Electrical Equipment - 0.6%
Emerson Electric Co.
4.50%, 05/01/2013	75,000	81,166
The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
Energy Equipment & Services - 0.7%
BJ Services Company
5.75%, 06/01/2011	$100,000	$104,157
Food & Staples Retailing - 2.4%
Costco Wholesale Corporation
5.30%, 03/15/2012	100,000	107,223
CVS Caremark Corporation
5.75%, 06/01/2017	100,000	111,408
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	100,000	108,841
		327,472
Food Products - 0.4%
McCormick & Company, Incorporated
5.25%, 09/01/2013	50,000	55,637
Health Care Equipment & Supplies - 0.5%
Thermo Fisher Scientific, Inc.
2.15%, 12/28/2012	70,000	70,853
Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corporation
6.00%, 04/15/2011	75,000	77,875
Industrial Conglomerates - 0.8%
General Electric Company
5.00%, 02/01/2013	100,000	107,300
Insurance - 0.8%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	100,000	109,940
Investment Bank & Brokerage - 1.0%
The Goldman Sachs Group, Inc.:
5.25%, 04/01/2013	100,000	105,315
5.50%, 11/15/2014	35,000	37,091
		142,406
Metals & Mining - 0.7%
Alcoa Inc.
5.375%, 01/15/2013	100,000	103,742
Multiline Retail - 0.4%
J.C. Penney Co., Inc.
7.65%, 08/15/2016	50,000	55,375
Multi-Utilities & Unregulated Power - 0.4%
Duke Energy Corp.
6.25%, 01/15/2012	50,000	53,887
Oil & Gas Exploration & Production Companies - 3.7%
Apache Corporation
5.625%, 01/15/2017	75,000	84,603
Chevron Corporation
3.45%, 03/03/2012	100,000	104,264
ConocoPhillips
5.50%, 04/15/2013	100,000	110,514
EOG Resources, Inc.
6.125%, 10/01/2013	100,000	112,817
Noble Energy, Inc.
5.25%, 04/15/2014	100,000	105,519
		517,717
Pharmaceuticals - 0.4%
Abbott Laboratories
5.15%, 11/30/2012	50,000	55,020
Software - 1.1%
Oracle Corporation
5.00%, 01/15/2011	150,000	153,163
TOTAL CORPORATE BONDS
(Cost $3,650,134)		3,815,784

U.S. GOVERNMENT & AGENCY ISSUES - 0.8%
Fannie Mae - 0.8%
5.00%, 02/16/2012	100,000	107,003
TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
(Cost $99,521)		107,003

SHORT-TERM INVESTMENTS - 5.6%
Corporate Bonds - 1.2%
Allied Waste North America Inc.
5.75%, 02/15/2011	75,000	76,822
General Dynamics Corporation
4.50%, 08/15/2010	20,000	20,083
The Home Depot, Inc.
4.625%, 08/15/2010	75,000	75,296
		172,201

	Shares
Money Market Funds (c) - 4.4%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.03%	179,540	179,540
Federated Government Obligations
Fund - Institutional Shares, 0.04%	422,735	422,735
		602,275
TOTAL SHORT-TERM INVESTMENTS
(Cost $774,687)		774,476
Total Investments - 99.7%
(Cost $12,512,376)		13,778,308
Other Assets in Excess of Liabilities - 0.3%		45,004
TOTAL NET ASSETS - 100.0%		$13,823,312

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
June 30, 2010 (Unaudited)

	Principal
CORPORATE BONDS - 89.6%	Amount	Value
Aerospace & Defense - 3.1%
General Dynamics Corporation:
4.25%, 05/15/2013	$250,000	$269,691
5.25%, 02/01/2014	225,000	252,683
5.375%, 08/15/2015	1,375,000	1,573,540
Lockheed Martin Corporation
7.65%, 05/01/2016	1,250,000	1,578,803
Rockwell Collins, Inc.
4.75%, 12/01/2013	430,000	465,978
United Technologies Corporation
6.10%, 05/15/2012	700,000	762,427
		4,903,122
Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
3.875%, 04/01/2014	625,000	672,953
Asset Management - 0.6%
Mellon Funding Corporation
6.40%, 05/14/2011	892,000	930,277
Beverages - 4.9%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	2,000,000	2,054,224
The Coca-Cola Company:
5.75%, 03/15/2011	1,000,000	1,033,009
3.625%, 03/15/2014	400,000	427,739
5.35%, 11/15/2017	1,500,000	1,718,043
PepsiCo, Inc.:
4.65%, 02/15/2013	1,035,000	1,125,071
7.90%, 11/01/2018	1,000,000	1,295,034
		7,653,120
Building Products - 1.9%
Masco Corporation:
5.875%, 07/15/2012	1,645,000	1,693,851
7.125%, 03/15/2020	1,350,000	1,313,083
		3,006,934
Chemicals - 3.1%
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	1,775,000	1,853,673
The Lubrizol Corporation
5.50%, 10/01/2014	1,579,000	1,701,273
Praxair, Inc.:
6.375%, 04/01/2012	925,000	1,009,106
5.25%, 11/15/2014	200,000	224,659
		4,788,711
Commercial Banks - 1.7%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,121,711
5.375%, 06/15/2014	1,025,000	1,077,625
Frost National Bank
6.875%, 08/01/2011	500,000	520,692
		2,720,028
Commercial Services & Supplies - 3.3%
Allied Waste North America Inc.:
6.50%, 11/15/2010	450,000	459,193
5.75%, 02/15/2011	550,000	563,358
Pitney Bowes Inc.:
4.625%, 10/01/2012	500,000	532,387
3.875%, 06/15/2013	400,000	422,418
Republic Services, Inc.
5.50%, 09/15/2019	1,000,000	1,084,089
Waste Management, Inc.
7.375%, 08/01/2010	2,099,000	2,108,244
		5,169,689
Communications Equipment - 3.3%
Cisco Systems, Inc.:
5.25%, 02/22/2011	650,000	667,778
2.90%, 11/17/2014	340,000	352,217
5.50%, 02/22/2016	1,000,000	1,153,409
4.95%, 02/15/2019	700,000	770,755
Harris Corporation:
5.00%, 10/01/2015	1,088,000	1,162,649
6.375%, 06/15/2019	900,000	1,010,740
		5,117,548
Computers & Peripherals - 5.6%
Dell Inc.:
3.375%, 06/15/2012	1,175,000	1,219,892
5.625%, 04/15/2014	750,000	841,684
Hewlett-Packard Company:
4.25%, 02/24/2012	150,000	158,133
6.50%, 07/01/2012	700,000	774,120
4.50%, 03/01/2013	1,295,000	1,398,707
International Business
Machines Corporation:
4.95%, 03/22/2011	875,000	899,325
2.10%, 05/06/2013	1,750,000	1,784,582
5.70%, 09/14/2017	1,500,000	1,746,045
		8,822,488
Consumer Finance - 0.7%
Western Union Company
5.93%, 10/01/2016	1,000,000	1,123,595
Containers & Packaging - 2.3%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	1,825,000	1,918,531
Packaging Corp. of America
5.75%, 08/01/2013	1,500,000	1,618,193
		3,536,724
Diversified Manufacturing - 1.1%
Honeywell International Inc.:
4.25%, 03/01/2013	1,300,000	1,402,037
3.875%, 02/15/2014	270,000	290,673
		1,692,710

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
Diversified Telecommunication Services - 3.6%
AT&T Inc.:
6.25%, 03/15/2011	$200,000	$207,261
5.10%, 09/15/2014	1,750,000	1,943,197
BellSouth Corporation
6.00%, 10/15/2011	1,000,000	1,061,903
Verizon Communications Inc.:
5.25%, 04/15/2013	275,000	301,636
5.55%, 02/15/2016	1,000,000	1,121,372
5.50%, 02/15/2018	875,000	961,651
		5,597,020
Electric Utilities - 0.7%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,142,725
Electrical Equipment - 0.3%
Emerson Electric Co.
4.50%, 05/01/2013	425,000	459,942
Energy Equipment & Services - 2.9%
Baker Hughes Incorporated
6.50%, 11/15/2013	725,000	828,864
BJ Services Company
5.75%, 06/01/2011	2,000,000	2,083,148
Weatherford International, Inc. (a)
6.35%, 06/15/2017	1,550,000	1,635,811
		4,547,823
Food & Staples Retailing - 6.8%
Costco Wholesale Corporation
5.30%, 03/15/2012	700,000	750,560
CVS Caremark Corporation:
5.75%, 08/15/2011	550,000	574,828
4.875%, 09/15/2014	330,000	358,731
3.25%, 05/18/2015	1,000,000	1,016,895
5.75%, 06/01/2017	2,750,000	3,063,728
Sysco Corporation
4.20%, 02/12/2013	1,175,000	1,260,373
Walgreen Company
4.875%, 08/01/2013	1,955,000	2,151,442
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	1,400,000	1,523,773
		10,700,330
Food Products - 1.7%
The Hershey Company
4.85%, 08/15/2015	1,000,000	1,097,038
McCormick & Company, Incorporated
5.25%, 09/01/2013	1,450,000	1,613,474
		2,710,512
Health Care Equipment & Supplies - 4.1%
Covidien International Finance S.A. (a):
1.875%, 06/15/2013	750,000	755,189
Fisher Scientific International Inc.
6.125%, 07/01/2015
Callable 07/01/2010	1,850,000	1,905,539
Medtronic, Inc.
4.50%, 03/15/2014	900,000	987,771
Thermo Fisher Scientific, Inc.:
2.15%, 12/28/2012	1,900,000	1,923,153
3.25%, 11/20/2014	900,000	930,420
		6,502,072
Health Care Providers & Services - 1.4%
Express Scripts, Inc.:
5.25%, 06/15/2012	950,000	1,015,383
6.25%, 06/15/2014	1,000,000	1,133,217
		2,148,600
Hotels, Restaurants & Leisure - 1.4%
McDonald’s Corporation:
6.00%, 04/15/2011	1,000,000	1,038,330
5.35%, 03/01/2018	1,000,000	1,147,116
		2,185,446
Household Durables - 2.7%
Jarden Corporation:
8.00%, 05/01/2016
Callable 05/01/2013	1,000,000	1,032,500
7.50%, 05/01/2017
Callable 05/01/2012	1,900,000	1,871,500
7.50%, 01/15/2020
Callable 01/15/2015	1,340,000	1,316,550
		4,220,550
Household Products - 1.4%
Kimberly-Clark Corporation
5.625%, 02/15/2012	1,000,000	1,074,245
The Procter & Gamble Company
8.00%, 09/01/2024
Putable 09/01/2014	775,000	1,059,142
		2,133,387
Industrial Conglomerates - 2.2%
3M Co.
4.375%, 08/15/2013	1,500,000	1,638,088
General Electric Company
5.00%, 02/01/2013	1,600,000	1,716,806
		3,354,894
Insurance - 0.9%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	1,225,000	1,346,765

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

	Principal
CORPORATE BONDS	Amount	Value
Investment Bank & Brokerage - 1.3%
The Goldman Sachs Group, Inc.:
3.625%, 08/01/2012	$1,000,000	$1,019,213
5.125%, 01/15/2015	1,000,000	1,051,494
		2,070,707
Machinery - 0.6%
Dover Corporation
6.50%, 02/15/2011	925,000	957,015
Media - 3.1%
Time Warner Inc.
5.50%, 11/15/2011	1,194,000	1,258,852
Viacom Inc.
6.625%, 05/15/2011	1,600,000	1,667,973
The Walt Disney Company:
4.70%, 12/01/2012	225,000	244,164
5.625%, 09/15/2016	1,500,000	1,749,617
		4,920,606
Metals & Mining - 3.5%
Alcoa Inc.:
6.00%, 01/15/2012	1,310,000	1,366,799
5.375%, 01/15/2013	590,000	612,076
5.55%, 02/01/2017	500,000	492,350
Peabody Energy Corporation:
6.875%, 03/15/2013
Callable 09/03/2010	2,000,000	2,025,000
5.875%, 04/15/2016
Callable 09/03/2010	1,000,000	986,250
		5,482,475
Multiline Retail - 0.8%
J.C. Penney Co., Inc.
7.65%, 08/15/2016	600,000	664,500
Kohl’s Corporation
6.25%, 12/15/2017	282,000	328,966
Target Corporation
6.35%, 01/15/2011	300,000	308,862
		1,302,328
Multi-Utilities & Unregulated Power - 0.7%
Duke Energy Corp.
6.25%, 01/15/2012	1,000,000	1,077,730
Oil & Gas Drilling - 0.9%
Transocean Inc. (a)
6.625%, 04/15/2011	1,500,000	1,464,444
Oil & Gas Exploration &
Production Companies - 7.3%
Apache Corporation
6.25%, 04/15/2012	1,593,000	1,720,990
Burlington Resources Finance Company (a)
6.68%, 02/15/2011	985,000	1,019,795
Conoco Funding Company (a)
6.35%, 10/15/2011	500,000	533,520
ConocoPhillips
4.75%, 10/15/2012	875,000	939,821
Devon Financing Corp. ULC (a)
6.875%, 09/30/2011	1,000,000	1,067,985
EOG Resources, Inc.
6.125%, 10/01/2013	1,500,000	1,692,249
Marathon Oil Corporation
5.90%, 03/15/2018	1,000,000	1,105,371
Noble Energy, Inc.
5.25%, 04/15/2014	1,500,000	1,582,780
Range Resources Corporation
8.00%, 05/15/2019
Callable 5/15/2014	500,000	524,375
XTO Energy, Inc.
6.25%, 04/15/2013	1,150,000	1,298,918
		11,485,804
Pharmaceuticals - 3.1%
Abbott Laboratories
5.15%, 11/30/2012	675,000	742,773
Eli Lilly & Company
4.20%, 03/06/2014	950,000	1,033,087
Teva Pharmaceutical Industries Ltd. (a):
3.00%, 06/15/2015	1,000,000	1,020,760
5.55%, 02/01/2016	1,860,000	2,122,041
		4,918,661
Road & Rail - 2.7%
Burlington Northern Santa Fe Corporation:
6.75%, 07/15/2011	1,970,000	2,075,645
5.65%, 05/01/2017	185,000	207,079
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	820,616
Union Pacific Corporation
6.125%, 01/15/2012	1,000,000	1,074,361
		4,177,701
Software - 2.2%
Microsoft Corporation
2.95%, 06/01/2014	1,910,000	2,000,410
Oracle Corporation
5.25%, 01/15/2016	1,257,000	1,428,086
		3,428,496
Specialty Retail - 1.3%
Lowe’s Companies, Inc.
5.00%, 10/15/2015	525,000	589,852
The Sherwin-Williams Company
3.125%, 12/15/2014	1,450,000	1,502,162
		2,092,014
TOTAL CORPORATE BONDS
(Cost $132,313,778)		140,565,946

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

	Shares or
	Principal
PREFERRED STOCKS - 0.5%	Amount	Value
Investment Bank & Brokerage - 0.5%
The Goldman Sachs Group, Inc.
Callable 09/09/2010	$40,000	$718,000
TOTAL PREFERRED STOCKS
(Cost $1,000,000)		718,000

U.S. GOVERNMENT &
AGENCY ISSUES - 5.4%
Fannie Mae - 0.7%
5.00%, 03/15/2016	1,000,000	1,138,567
Federal Home Loan Bank - 1.1%
5.50%, 08/13/2014	500,000	576,912
4.875%, 05/17/2017	1,000,000	1,140,602
		1,717,514
Freddie Mac - 1.4%
5.55%, 10/04/2016
Callable 10/04/2011	1,500,000	1,586,451
5.125%, 11/17/2017	500,000	576,951
		2,163,402
U.S. Treasury Inflation Indexed Bonds - 1.1%
2.375%, 04/15/2011	494,262	502,796
3.375%, 01/15/2012	1,227,780	1,295,116
		1,797,912
U.S. Treasury Notes - 1.1%
4.25%, 11/15/2014	500,000	556,914
4.25%, 08/15/2015	500,000	559,180
4.50%, 02/15/2016	500,000	565,977
		1,682,071
TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
(Cost $7,818,370)		8,499,466

SHORT-TERM
INVESTMENTS - 3.0%
Corporate Bonds - 2.2%
Allied Waste North America Inc.
5.75%, 02/15/2011	300,000	307,287
Covidien International Finance S.A. (a)
5.15%, 10/15/2010	200,000	202,448
The Home Depot, Inc.
4.625%, 08/15/2010	1,040,000	1,044,105
Kohl’s Corporation
6.30%, 03/01/2011	850,000	876,689
Waste Management, Inc.
7.65%, 03/15/2011	950,000	988,544
		3,419,073
Money Market Funds (b) - 0.8%
Federated Government Obligations
Fund - Institutional Shares, 0.04%	1,247,907	1,247,907
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,678,707)		4,666,980
Total Investments - 98.5%
(Cost $145,810,855)		154,450,392
Other Assets in Excess of Liabilities - 1.5%		2,384,208
TOTAL NET ASSETS - 100.0%		$156,834,600

(a)U.S. Dollar-denominated foreign security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 92.6%	Shares	Value
AUSTRALIA - 4.4%
Airlines - 0.2%
Qantas Airways Limited (a)	35,615	$65,288
Beverages - 0.2%
Foster’s Group Limited	12,941	61,295
Commercial Banks - 1.0%
Australia and New Zealand Banking
Group Limited	6,542	117,504
National Australia Bank Limited	11,321	218,883
		336,387
Commercial Services & Supplies - 0.2%
Brambles Limited	12,276	55,906
Containers & Packaging - 0.4%
Amcor Limited	23,313	124,249
Diversified Operations - 0.7%
BHP Billiton Limited	7,275	226,322
Food & Staples Retailing - 0.3%
Woolworths Limited	4,138	93,664
Hotels, Restaurants & Leisure - 0.2%
TABCORP Holdings Limited	11,711	62,066
Media - 0.2%
News Corporation - Class B	4,124	57,925
Metals & Mining - 0.5%
Newcrest Mining Limited	3,134	91,439
Paladin Energy Limited (a)	10,520	31,325
Rio Tinto Limited	771	42,401
		165,165
Oil & Gas Exploration &
Production Companies - 0.2%
Origin Energy Limited	6,362	79,370
Real Estate - 0.1%
Westfield Group	4,542	46,155
Road & Rail - 0.2%
Asciano Group (a)	56,238	75,522
Total Australia		1,449,314

DENMARK - 0.9%
Beverages - 0.9%
Carlsberg A/S - B Shares	3,924	299,044
Total Denmark		299,044

FRANCE - 7.1%
Electronic Equipment & Instruments - 0.7%
Alstom	4,747	214,932
Food & Staples Retailing - 1.0%
Carrefour SA	8,630	342,331
Food Products - 1.6%
DANONE S.A.	9,685	519,216
Multiline Retail - 0.8%
PPR	2,172	269,813
Pharmaceuticals - 1.4%
Sanofi-Aventis	7,902	475,917
Road & Rail - 1.6%
Groupe Eurotunnel SA (a)	42,155	284,895
Groupe Eurotunnel SA	35,154	237,580
		522,475
Total France		2,344,684

GERMANY - 9.5%
Automobiles - 3.6%
Continental AG (a)	11,687	606,666
Daimler AG	11,796	596,708
		1,203,374
Chemicals - 3.9%
BASF SE	12,526	684,427
Bayer AG	10,735	599,888
		1,284,315
Food & Staples Retailing - 0.7%
Metro AG	4,300	219,393
Machinery - 1.3%
MAN SE	5,280	435,295
Total Germany		3,142,377

HONG KONG - 1.4%
Commercial Banks - 0.2%
BOC Hong Kong (Holdings) Limited	29,500	67,185
Diversified Operations - 0.2%
First Pacific Company Limited	112,000	75,778
Electric Utilities - 0.2%
Hongkong Electric Holdings Limited	9,500	56,585
Marine - 0.1%
Shun Tak Holdings Limited	56,000	28,938
Real Estate - 0.6%
Hang Lung Properties Limited	22,000	84,149
Sun Hung Kai Properties Limited	9,000	123,084
		207,233
Specialty Retail - 0.1%
Esprit Holdings Limited	4,369	23,467
Total Hong Kong		459,186

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
IRELAND - 0.4%
Commercial Banks - 0.4%
The Governor and Company of the Bank
of Ireland (a)	174,470	$140,568
Total Ireland		140,568

JAPAN - 28.7%
Auto Components - 0.6%
BRIDGESTONE CORPORATION	13,000	205,558
Automobiles - 2.7%
HINO MOTORS, LTD.	14,000	69,028
NISSAN MOTOR CO., LTD.	31,300	218,114
Toyota Motor Corporation	11,500	395,126
Yamaha Motor Co., Ltd. (a)	15,500	204,913
		887,181
Building Products - 0.5%
Nippon Sheet Glass Company, Limited	70,000	171,250
Chemicals - 1.2%
DENKI KAGAKU KOGYO
KABUSHIKI KAISHA	23,000	107,056
JSR Corporation	6,100	102,466
Mitsui Chemicals	65,000	181,658
		391,180
Commercial Banks - 3.0%
Mitsubishi UFJ Financial Group, Inc.	114,100	518,095
Mizuho Financial Group, Inc.	59,900	98,284
Sumitomo Mitsui Financial Group, Inc.	13,358	378,063
		994,442
Commercial Services & Supplies - 1.0%
Benesse Holdings, Inc.	1,000	45,487
FUJIFILM Holdings Corporation	4,500	130,049
TOPPAN PRINTING CO., LTD.	21,000	166,059
		341,595
Construction & Engineering - 0.4%
TAISEI CORPORATION	69,000	138,002
Electronic Equipment & Instruments - 3.6%
FANUC LTD.	1,500	169,384
Hitachi, Ltd. (a)	90,000	326,909
OMRON Corporation	8,400	183,115
PIONEER CORPORATION (a)	50,300	167,163
Shimadzu Corporation	24,000	180,907
Sony Corporation	2,900	77,353
Taiyo Yuden Co., Ltd.	7,000	94,004
		1,198,835
Financial Services - 0.4%
ORIX Corporation	1,860	134,748
Food & Staples Retailing - 0.5%
FamilyMart Co., Ltd	4,600	151,906
Hotels, Restaurants & Leisure - 0.3%
ROUND ONE Corporation	16,605	91,298
Household Products - 0.5%
Shiseido Company, Limited	7,600	169,367
Insurance - 0.4%
T & D Holdings, Inc.	6,150	131,503
Internet & Catalog Retail - 1.0%
DeNA Co., Ltd.	7,300	192,751
Rakuten, Inc.	197	140,679
		333,430
Investment Bank & Brokerage - 0.4%
Nomura Holdings, Inc.	23,633	129,118
IT Services - 0.4%
ITOCHU Techno-Solutions Corporation	3,700	135,210
Machinery - 1.6%
KOMATSU LTD.	7,000	126,043
SUMITOMO HEAVY INDUSTRIES, LTD.	70,000	410,728
		536,771
Marine - 0.7%
Kawasaki Kisen Kaisha, Ltd. (a)	57,000	231,782
Media - 0.5%
FUJI MEDIA HOLDINGS, INC.	121	173,717
Metals & Mining - 1.1%
JFE Holdings, Inc.	6,400	197,997
MITSUBISHI MATERIALS
CORPORATION (a)	55,000	146,191
		344,188
Office Electronics - 0.5%
CANON INC.	4,500	167,713
Oil & Gas Exploration &
Production Companies - 0.6%
JX Holdings, Inc. (a)	40,500	200,175
Pharmaceuticals - 1.0%
DAIICHI SANKYO COMPANY, LIMITED	18,000	321,586
Real Estate - 1.7%
DAITO TRUST
CONSTRUCTION CO., LTD.	3,300	186,875
Mitsubishi Estate Company Ltd.	10,000	139,217
NTT URBAN DEVELOPMENT
CORPORATION	286	227,210
		553,302
Road & Rail - 1.0%
Nippon Express Co., Ltd.	27,000	121,664
West Japan Railway Company	58	212,097
		333,761

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Semiconductor & Semiconductor
Equipment - 0.5%
DISCO CORPORATION	2,600	$164,486
Software - 0.7%
Nintendo Co., Ltd.	800	234,887
Specialty Retail - 0.7%
YAMADA DENKI CO., LTD.	3,670	239,797
Wireless Telecommunication Services - 1.2%
NTT DoCoMo, Inc.	268	405,828
Total Japan		9,512,616

LUXEMBOURG - 1.6%
Metals & Mining - 1.6%
ArcelorMittal	19,456	521,846
Total Luxembourg		521,846

NETHERLANDS - 5.5%
Diversified Financial Services - 1.7%
ING Groep N.V. (a)	76,217	564,046
Oil & Gas Exploration & Production
Companies - 2.9%
Royal Dutch Shell plc - Class A	38,439	966,269
Semiconductor & Semiconductor
Equipment - 0.9%
ASML Holding N.V.	10,659	293,335
Total Netherlands		1,823,650

NORWAY - 1.8%
Oil & Gas Exploration & Production
Companies - 1.8%
StatoilHydro ASA	32,168	619,711
Total Norway		619,711

SINGAPORE - 0.8%
Commercial Banks - 0.4%
United Overseas Bank Limited	19,282	121,421
Diversified Operations - 0.2%
Keppel Corporation Limited	9,000	54,338
Food Products - 0.1%
China Minzhong Food Corporation Ltd. (a)	51,000	43,371
Investment Companies - 0.0%
K-Green Trust (a)	2,200	1,651
Real Estate - 0.1%
Keppel Land Limited	19,000	52,430
Total Singapore		273,211

SPAIN - 2.0%
Diversified Telecommunication Services - 2.0%
Telefonica S.A.	36,475	675,689
Total Spain		675,689

SWITZERLAND - 1.9%
Capital Markets - 1.9%
Credit Suisse Group AG	16,754	629,904
Total Switzerland		629,904

UNITED KINGDOM - 26.6%
Airlines - 1.5%
British Airways plc (a)	172,926	502,397
Beverages - 0.8%
SABMiller plc	9,962	279,339
Commercial Banks - 5.8%
Barclays plc	143,827	574,086
Lloyds Banking Group plc (a)	1,036,774	818,498
Royal Bank of Scotland Group plc (a)	887,236	540,344
		1,932,928
Diversified Operations - 2.0%
Rolls-Royce Group plc (a)	80,753	674,028
Food & Staples Retailing - 1.9%
Tesco plc	110,270	622,078
Hotels, Restaurants & Leisure - 0.6%
Carnival plc	6,399	207,272
Metals & Mining - 6.1%
African Barrick Gold Ltd. (a)	38,642	366,328
London Mining plc (a)	62,293	198,244
Rio Tinto plc	14,436	633,947
Xstrata plc	61,661	807,429
		2,005,948
Oil & Gas Exploration &
Production Companies - 3.7%
BP plc	69,391	332,186
Cairn Energy plc (a)	74,727	459,078
Tullow Oil plc	28,463	423,396
		1,214,660
Pharmaceuticals - 2.7%
AstraZeneca plc	18,842	888,321
Tobacco - 1.5%
Imperial Tobacco Group plc	18,064	504,720
Total United Kingdom		8,831,691
TOTAL COMMON STOCKS
(Cost $34,432,863)		30,723,491
The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

PREFERRED STOCKS - 2.1%	Shares	Value
GERMANY - 2.1%
Automobiles - 2.1%
Volkswagen AG	7,801	$684,544
TOTAL PREFERRED STOCKS
(Cost $701,945)		684,544

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds (b) - 0.2%
Dreyfus Cash Management
Fund - Investor Shares, 0.00%	77,766	77,766
TOTAL SHORT-TERM INVESTMENTS
(Cost $77,766)		77,766
Total Investments - 94.9%
(Cost $35,212,574)		31,485,801
Other Assets in Excess of Liabilities - 5.1%		1,676,657
TOTAL NET ASSETS - 100.0%		$33,162,458

(a)Non-income producing security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

Forward Currency Exchange Contracts

At June 30, 2010, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date.  The contracts combined had net unrealized depreciation of $76,080 as of June 30, 2010.  The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to		U.S. $ Value at
Date	be Delivered		June 30, 2010	be Received		June 30, 2010	Asset	Liability
7/26/10	1,050,000	EURO	$1,284,151	1,474,442	AUD	$1,237,186	$1,931	$48,896
7/26/10	1,630,000	EURO	1,993,490	2,221,619	CHF	2,061,989	69,125	626
7/26/10	1,414,910	GBP	2,113,972	1,700,000	EURO	2,079,102	—	34,870
7/26/10	169,077,200	JPY	1,913,116	1,520,000	EURO	1,858,962	—	54,154
7/26/10	2,780,575	NOK	426,684	350,000	EURO	428,051	2,944	1,577
7/26/10	240,000	EURO	293,520	1,132,968	ILS	291,405	1,293	3,408
7/26/10	840,000	EURO	1,027,321	8,027,880	SEK	1,029,547	4,646	2,420
7/30/10	1,190,000	EURO	1,455,400	1,469,418	USD	1,469,418	14,018	—
7/30/10	520,000	GBP	776,914	782,584	USD	782,584	5,670	—
7/30/10	258,024,980	JPY	2,919,756	2,890,000	USD	2,890,000	—	29,756
			$14,204,324			$14,128,244	$99,627	$175,707

AUD	Australian Dollar
EURO	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Kroner
GBP	British Pound
CHF	Swiss Franc
SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Assets:
Investments, at value *	$544,152,306	$51,954,818	$13,778,308	$154,450,392	$31,485,801
Foreign currency **	—	—	—	—	1,786,950
Cash	—	20,641	—	4,312	—
Dividends and interest receivable	219,760	38,323	64,344	2,139,005	93,949
Unrealized gain on open forward
foreign currency contracts	—	—	—	—	99,627
Receivable for investments sold	—	—	41	—	567,833
Receivable for fund shares sold	379,981	626,623	1,920	537,106	765
Other assets	40,031	18,578	4,518	10,954	8,677
Total assets	544,792,078	52,658,983	13,849,131	157,141,769	34,043,602

Liabilities:
Unrealized loss on open forward
foreign currency contracts	—	—	—	—	175,707
Payable for investment advisory fees	1,130,012	59,385	7,333	160,064	34,701
Payable to custodian	11,761	1,009	607	2,688	58,250
Payable for investments purchased	—	19,196	—	—	573,254
Payable for fund shares redeemed	95,234	11,092	—	75,090	—
Distribution expense payable	23,859	—	—	—	—
Accrued expenses and other liabilities	236,611	33,233	17,879	69,327	39,232
Total liabilities	1,497,477	123,915	25,819	307,169	881,144
Net assets	$543,294,601	$52,535,068	$13,823,312	$156,834,600	$33,162,458

Net assets consist of:
Paid in capital	$601,236,695	$47,697,363	$13,038,686	$147,785,130	$77,041,689
Undistributed net investment income	—	155,643	3,744	32,243	608,545
Accumulated net realized gain (loss) on securities
and foreign currency transactions	(103,174,461)	34,437	(485,050)	377,690	(40,681,837)
Net unrealized appreciation (depreciation) on:
Investments	45,232,367	4,647,625	1,265,932	8,639,537	(3,726,773)
Other assets and liabilities denominated
in foreign currency	—	—	—	—	(79,166)
Net assets	$543,294,601	$52,535,068	$13,823,312	$156,834,600	$33,162,458

INSTITUTIONAL CLASS***
Net assets	$509,103,110	$52,535,068	$13,823,312	$156,834,600	$33,162,458
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	31,743,976	4,205,996	1,107,396	14,201,838	5,045,109
Net asset value per share
(offering and redemption price)	$16.04	$12.49	$12.48	$11.04	$6.57

ADVISER CLASS
Net assets	$34,191,491
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	2,179,038
Net asset value per share
(offering and redemption price)	$15.69

* Cost of Investments	$498,919,939	$47,307,193	$12,512,376	$145,810,855	$35,212,574
** Cost of Foreign Currency	$—	$—	$—	$—	$1,784,743
*** Currently, only the Small Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Investment Income:
Dividends *	$1,609,047	$356,517	$75,839	$18,854	$481,191
Interest	1,886	147	78,010	3,330,297	76
Total income	1,610,933	356,664	153,849	3,349,151	481,267

Expenses:
Investment advisory fees	2,187,245	178,619	45,269	378,511	199,546
Distribution expense - Adviser Class (Note B)	46,900	—	—	—	—
Administrative fees	247,653	23,701	10,155	62,789	22,925
Accounting and transfer agent fees and expenses	125,997	32,812	20,230	45,740	45,489
Professional fees	77,589	8,371	3,612	22,739	7,606
Federal and state registration	29,507	14,090	3,662	8,225	6,489
Custody fees and expenses	37,209	3,196	2,022	7,975	70,470
Trustees’ fees	33,273	2,846	816	9,197	2,727
Reports to shareholders	21,847	1,298	362	4,194	1,267
Other	57,531	4,948	1,409	16,705	4,567
Total expenses	2,864,751	269,881	87,537	556,075	361,086
Less, expense waiver
and/or reimbursement (Note B)	—	(65,745)	(31,821)	(64,011)	(121,631)
Net expenses	2,864,751	204,136	55,716	492,064	239,455
Net investment income (loss)	(1,253,818)	152,528	98,133	2,857,087	241,812

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	30,389,028	1,384,045	231,690	290,479	471,623
Foreign currency transactions	—	—	—	—	243,782
	30,389,028	1,384,045	231,690	290,479	715,405
Net change in unrealized appreciation/depreciation on:
Investments	(32,884,848)	(3,935,890)	(936,877)	2,406,055	(5,667,140)
Foreign currency transactions	—	—	—	—	(178,015)
	(32,884,848)	(3,935,890)	(936,877)	2,406,055	(5,845,155)
Net Realized and Unrealized
Gain (Loss) on Investments	(2,495,820)	(2,551,845)	(705,187)	2,696,534	(5,129,750)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(3,749,638)	$(2,399,317)	$(607,054)	$5,553,621	$(4,887,938)

* Net of foreign taxes withheld	$2,093	$471	$1,400	$—	$72,719

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM Small Cap		LKCM
	Equity Fund		Equity Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009
Operations:
Net investment income (loss)	$(1,253,818)	$(1,690,657)	$152,528	$382,865
Net realized gain (loss) on investments	30,389,028	(54,284,096)	1,384,045	125,457
Net change in unrealized
appreciation/depreciation on investments	(32,884,848)	193,230,455	(3,935,890)	9,504,072
Net increase (decrease) in net assets
resulting from operations	(3,749,638)	137,255,702	(2,399,317)	10,012,394

Dividends and Distributions to
Institutional Class Shareholders:
Net investment income	—	—	—	(380,347)

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(17,846,924)	17,487,630	5,777,555	2,848,036

Total increase (decrease) in net assets	(21,596,562)	154,743,332	3,378,238	12,480,083

Net Assets:
Beginning of period	564,891,163	410,147,831	49,156,830	36,676,747
End of period *	$543,294,601	$564,891,163	$52,535,068	$49,156,830

* Including undistributed net investment income of:	$—	$—	$155,643	$3,115

	LKCM		LKCM
	Balanced Fund		Fixed Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009
Operations:
Net investment income	$98,133	$211,962	$2,857,087	$5,387,238
Net realized gain (loss) on investments	231,690	(35,549)	290,479	1,432,482
Net change in unrealized
appreciation/depreciation on investments	(936,877)	2,189,309	2,406,055	6,404,470
Net increase (decrease) in net assets
resulting from operations	(607,054)	2,365,722	5,553,621	13,224,190

Dividends and Distributions to Shareholders:
Net investment income	(96,549)	(210,329)	(2,824,844)	(5,397,151)

Net increase in net assets from
Fund share transactions (Note C)	1,050,585	1,165,009	4,887,583	20,716,960

Total increase in net assets	346,982	3,320,402	7,616,360	28,543,999

Net Assets:
Beginning of period	13,476,330	10,155,928	149,218,240	120,674,241
End of period *	$13,823,312	$13,476,330	$156,834,600	$149,218,240

* Including undistributed net investment income of:	$3,744	$2,160	$32,243	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

a
	LKCM
	International Fund
	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
Operations:
Net investment income	$241,812	$525,542
Net realized gain (loss) on investments and foreign currency transactions	715,405	(7,749,195)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(5,845,155)	16,827,949
Net increase (decrease) in net assets resulting from operations	(4,887,938)	9,604,296

Dividends and Distributions to Shareholders:
Net investment income	—	(2,454,865)

Net decrease in net assets from Fund share transactions (Note C)	(5,321,743)	(1,008,501)

Total increase (decrease) in net assets	(10,209,681)	6,140,930

Net Assets:
Beginning of period	43,372,139	37,231,209
End of period *	$33,162,458	$43,372,139

* Including undistributed net investment income of:	$608,545	$366,733

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Six Months		Year	Year	Year		Year	Year
	Ended		Ended	Ended	Ended		Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2009	2008	2007		2006	2005
Net Asset Value - Beginning of Period	$16.16		$12.24	$20.03	$21.98		$21.12	$21.46
Net investment income (loss)(1)	(0.03)		(0.05)	(0.03)	0.01		(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.09)		3.97	(7.75)	(0.17)		3.22	3.17
Total from investment operations	(0.12)		3.92	(7.78)	(0.16)		3.18	3.12
Dividends from net investment income	—		—	—	(0.00	)(2)	—	—
Distributions from net realized gains	—		—	(0.01)	(1.79)		(2.32)	(3.46)
Total dividends and distributions	—		—	(0.01)	(1.79)		(2.32)	(3.46)
Net Asset Value - End of Period	$16.04		$16.16	$12.24	$20.03		$21.98	$21.12
Total Return	(0.74	)%(3)	32.03%	(38.87)%	(0.76)%		14.98%	14.42%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$509,103		$529,166	$385,223	$595,175		$608,417	$370,988
Ratio of expenses to average net assets:	0.97	%(4)	1.00%	0.97%	0.94%		0.96%	0.99%
Ratio of net investment income (loss) to average net assets:	(0.41	)%(4)	(0.35)%	(0.17)%	0.04%		(0.16)%	(0.23)%
Portfolio turnover rate(5)	28%		59%	61%	60%		56%	56%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value - Beginning of Period	$15.83		$12.02	$19.72	$21.73	$20.95	$21.36
Net investment loss(1)	(0.06)		(0.08)	(0.07)	(0.05)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.08)		3.89	(7.62)	(0.17)	3.19	3.16
Total from investment operations	(0.14)		3.81	(7.69)	(0.22)	3.10	3.05
Distributions from net realized gains	—		—	(0.01)	(1.79)	(2.32)	(3.46)
Net Asset Value - End of Period	$15.69		$15.83	$12.02	$19.72	$21.73	$20.95
Total Return	(0.88	)%(2)	31.70%	(39.02)%	(1.06)%	14.72%	14.16%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$34,192		$35,725	$24,925	$40,465	$20,923	$8,589
Ratio of expenses to average net assets:	1.22	%(3)	1.25%	1.22%	1.19%	1.21%	1.24%
Ratio of net investment loss to average net assets:	(0.66	)%(3)	(0.60)%	(0.42)%	(0.21)%	(0.41)%	(0.48)%
Portfolio turnover rate(4)	28%		59%	61%	60%	56%	56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Equity Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value - Beginning of Period	$13.02		$10.33	$15.38	$14.43	$13.30	$13.09
Net investment income	0.04		0.10	0.16	0.16	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.57)		2.69	(5.05)	1.42	1.55	0.52
Total from investment operations	(0.53)		2.79	(4.89)	1.58	1.69	0.63
Dividends from net investment income	—		(0.10)	(0.16)	(0.16)	(0.14)	(0.12)
Distributions from net realized gains	—		—	—	(0.47)	(0.42)	(0.30)
Total dividends and distributions	—		(0.10)	(0.16)	(0.63)	(0.56)	(0.42)
Net Asset Value - End of Period	$12.49		$13.02	$10.33	$15.38	$14.43	$13.30
Total Return	(4.07	)%(1)	27.01%	(31.80)%	10.96%	12.65%	4.80%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$52,535		$49,157	$36,677	$53,743	$50,385	$46,510
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.06	%(2)	1.13%	1.06%	1.01%	1.06%	1.10%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.34	%(2)	0.62%	0.85%	0.82%	0.71%	0.60%
After expense waiver and/or reimbursement	0.60	%(2)	0.95%	1.11%	1.03%	0.97%	0.90%
Portfolio turnover rate	13%		26%	31%	26%	24%	21%

(1)	Not annualized.
(2)	Annualized.

	LKCM Balanced Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value - Beginning of Period	$13.09		$10.85	$13.84	$13.36	$12.42	$11.85
Net investment income	0.09		0.22	0.26	0.28	0.25	0.21
Net realized and unrealized gain (loss) on investments	(0.61)		2.24	(2.96)	0.82	1.13	0.48
Total from investment operations	(0.52)		2.46	(2.70)	1.10	1.38	0.69
Dividends from net investment income	(0.09)		(0.22)	(0.28)	(0.28)	(0.26)	(0.12)
Distributions from net realized gains	—		—	(0.01)	(0.34)	(0.18)	—
Total dividends and distributions	(0.09)		(0.22)	(0.29)	(0.62)	(0.44)	(0.12)
Net Asset Value - End of Period	$12.48		$13.09	$10.85	$13.84	$13.36	$12.42
Total Return	(4.00	)%(1)	22.90%	(19.70)%	8.25%	11.22%	5.87%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$13,823		$13,476	$10,156	$12,191	$9,922	$9,232
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.26	%(2)	1.41%	1.38%	1.35%	1.45%	1.47%
After expense waiver and/or reimbursement	0.80	%(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.95	%(2)	1.28%	1.51%	1.51%	1.30%	1.03%
After expense waiver and/or reimbursement	1.41	%(2)	1.89%	2.09%	2.06%	1.95%	1.70%
Portfolio turnover rate	8%		22%	38%	27%	12%	24%

(1)	Not annualized.
(2)	Annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Fixed Income Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value - Beginning of Period	$10.85		$10.20	$10.33	$10.19	$10.24	$10.42
Net investment income	0.20		0.43	0.43	0.46	0.44	0.36
Net realized and unrealized gain (loss) on investments	0.19		0.65	(0.13)	0.14	(0.05)	(0.18)
Total from investment operations	0.39		1.08	0.30	0.60	0.39	0.18
Dividends from net investment income	(0.20)		(0.43)	(0.43)	(0.46)	(0.44)	(0.36)
Net Asset Value - End of Period	$11.04		$10.85	$10.20	$10.33	$10.19	$10.24
Total Return	3.63	%(1)	10.77%	2.99%	5.96%	3.96%	1.79%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$156,835		$149,218	$120,674	$113,032	$106,082	$115,599
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.73	%(2)	0.76%	0.73%	0.72%	0.74%	0.76%
After expense waiver and/or reimbursement	0.65	%(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.69	%(2)	4.00%	4.15%	4.39%	4.14%	3.56%
After expense waiver and/or reimbursement	3.77	%(2)	4.11%	4.23%	4.46%	4.23%	3.67%
Portfolio turnover rate	7%		30%	23%	31%	30%	40%
(1)	Not annualized.
(2)	Annualized.

	LKCM International Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value - Beginning of Period	$7.53		$6.16	$12.41	$13.49	$11.10	$9.40
Net investment income	0.04	(1)	0.09 (1)	0.15 (1)	0.14 (2)	0.10 (1)	0.02	(2)
Net realized and unrealized gain (loss) on investments	(1.00)		1.73	(6.05)	1.93	2.95	1.91
Total from investment operations	(0.96)		1.82	(5.90)	2.07	3.05	1.93
Dividends from net investment income	—		(0.45)	(0.11)	(0.26)	(0.16)	(0.23)
Distributions from net realized gains	—		—	(0.24)	(2.89)	(0.50)	—
Total dividends and distributions	—		(0.45)	(0.35)	(3.15)	(0.66)	(0.23)
Net Asset Value - End of Period	$6.57		$7.53	$6.16	$12.41	$13.49	$11.10
Total Return	(12.75	)%(3)	29.51%	(47.55)%	15.20%	27.51%	20.49%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$33,162		$43,372	$37,231	$129,232	$136,295	$81,900
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.81	%(4)	1.91%	1.42%	1.31%	1.34%	1.99%
After expense waiver and/or reimbursement	1.20	%(4)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.60	%(4)	0.67%	1.29%	0.61%	0.62%	(0.57)%
After expense waiver and/or reimbursement	1.21	%(4)	1.38%	1.51%	0.72%	0.76%	0.22%
Portfolio turnover rate	83%		179%	181%	153%	141%	56	%(5)

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.
(5)
On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio.  Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.   Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade corporate and government fixed income securities. The LKCM International Fund seeks to provide investors with a total return in excess of the total return of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At June 30, 2010, the securities in the International Fund were adjusted using factors provided by the fair value vendor.

Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio’s net assets are calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010:

LKCM Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$536,817,330	$—	$—	$536,817,330
Money Market Funds	7,334,976	—	—	7,334,976
Total Investments**	$544,152,306	$—	$—	$544,152,306

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$46,862,419	$—	$—	$46,862,419
Money Market Funds	5,092,399	—	—	5,092,399
Total Investments**	$51,954,818	$—	$—	$51,954,818

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$9,081,045	$—	$—	$9,081,045
Corporate Bonds	—	3,987,985	—	3,987,985
U.S. Government & Agency Issues	—	107,003	—	107,003
Money Market Funds	602,275	—	—	602,275
Total Investments**	$9,683,320	$4,094,988	$—	$13,778,308

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$718,000	$—	$—	$718,000
Corporate Bonds	—	143,985,019	—	143,985,019
U.S. Government & Agency Issues	—	8,499,466	—	8,499,466
Money Market Funds	1,247,907	—	—	1,247,907
Total Investments**	$1,965,907	$152,484,485	$—	$154,450,392

LKCM International Fund
					Other Financial
					Instruments*
Description	Level 1	Level 2	Level 3	Total	Level 2
Common Stocks	$—	$30,723,491	$—	$30,723,491	$—
Preferred Stocks	—	684,544	—	684,544	—
Money Market Funds	77,766	—	—	77,766	—
Forward Currency Exchange Contracts	—	—	—	—	(76,080)
Total Investments**	$77,766	$31,408,035	$—	$31,485,801	$(76,080)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

**	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Other than the International Fund, the standard does not have any impact on the Funds’ financial disclosures because those Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the six months ended June 30, 2010.  Additional information regarding derivative instruments and hedging activities of the International Fund is disclosed in the Schedule of Investments.  Refer to Note A.6 to understand how and why the International Fund uses derivatives.

In preparing these financial statements, the Trust has evaluated events after June 30, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1.	Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.
2.	Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At June 30, 2010, substantially all of the LKCM International Fund’s net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

6.  Forward Foreign Currency Exchange Contracts:  The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market”.

When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of June 30, 2010, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

7.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

8.  Use of Estimates:The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.  Guarantees and Indemnifications:In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

10.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

11.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the “Sub-Adviser”) for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2011 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the six months ended June 30, 2010, the Adviser and/or Sub-Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Annual Advisory Rate	0.75%	0.70%	0.65%	0.50%	1.00%(1)(2)
Annual Cap on Expenses	1.00% (Inst.)	0.80%	0.80%	0.65%	1.20%
	1.25% (Adviser)
Expenses Reimbursed in 2010	—	$65,745	$31,821	$64,011	$121,631

(1)	The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund’s average daily net assets.
(2)
  Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2010, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $46,900.

C.  Fund Shares:  At June 30, 2010, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	2,783,482	$47,799,383	7,874,772	$103,585,277
Shares redeemed	(3,778,727)	(64,283,675)	(6,595,759)	(88,317,779)
Redemption fee	—	2,745	—	3,368
Net increase (decrease)	(995,245)	$(16,481,547)	1,279,013	$15,270,866
Shares Outstanding:
Beginning of period	32,739,221		31,460,208
End of period	31,743,976		32,739,221

	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	256,470	$4,278,764	495,524	$6,304,325
Shares redeemed	(333,825)	(5,644,143)	(311,944)	(4,087,561)
Redemption fee	—	2	—	—
Net increase (decrease)	(77,355)	$(1,365,377)	183,580	$2,216,764
Shares Outstanding:
Beginning of period	2,256,393		2,072,813
End of period	2,179,038		2,256,393
Total Net Increase (Decrease)		$(17,846,924)		$17,487,630

Equity Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	740,584	$10,056,449	557,583	$6,344,126
Shares issued to shareholders
in reinvestment of distributions	—	—	28,510	374,616
Shares redeemed	(310,768)	(4,279,038)	(359,031)	(3,870,807)
Redemption fee	—	144	—	101
Net increase	429,816	$5,777,555	227,062	$2,848,036
Shares Outstanding:
Beginning of period	3,776,180		3,549,118
End of period	4,205,996		3,776,180

Balanced Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	83,129	$1,122,173	148,180	$1,776,594
Shares issued to shareholders
in reinvestment of distributions	7,335	95,629	17,747	208,152
Shares redeemed	(12,622)	(167,217)	(72,194)	(819,737)
Net increase	77,842	$1,050,585	93,733	$1,165,009
Shares Outstanding:
Beginning of period	1,029,554		935,821
End of period	1,107,396		1,029,554

Fixed Income Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	805,484	$8,871,390	3,118,416	$33,549,434
Shares issued to shareholders
in reinvestment of distributions	222,477	2,442,671	439,421	4,692,146
Shares redeemed	(583,952)	(6,426,478)	(1,630,375)	(17,524,680)
Redemption fee	—	—	—	60
Net increase	444,009	$4,887,583	1,927,462	$20,716,960
Shares Outstanding:
Beginning of period	13,757,829		11,830,367
End of period	14,201,838		13,757,829

International Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	45,789	$340,807	189,201	$1,336,110
Shares issued to shareholders
in reinvestment of distributions	—	—	282,000	2,126,281
Shares redeemed	(756,788)	(5,662,550)	(755,220)	(4,470,892)
Net decrease	(710,999)	$(5,321,743)	(284,019)	$(1,008,501)
Shares Outstanding:
Beginning of period	5,756,108		6,040,127
End of period	5,045,109		5,756,108

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$160,369,635	$—	$172,952,200
LKCM Equity Fund	—	9,401,852	—	6,243,814
LKCM Balanced Fund	—	1,744,961	—	1,100,315
LKCM Fixed Income Fund	1,001,250	15,473,006	1,000,000	9,808,792
LKCM International Fund	—	31,908,604	—	38,239,299

E.  Tax Information:  At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Cost of Investments	$487,581,563	$40,532,314	$11,222,145	$140,693,827	$44,923,679
Gross Unrealized Appreciation	$105,532,246	$10,885,539	$2,509,423	$6,484,951	$5,026,478
Gross Unrealized Depreciation	(27,478,606)	(2,298,909)	(304,454)	(251,469)	(7,015,601)
Net Unrealized Appreciation (Depreciation)	$78,053,640	$8,586,630	$2,204,969	$6,233,482	$(1,989,123)
Undistributed Ordinary Income	—	—	—	—	474,770
Undistributed Long-Term Capital Gain	—	—	—	87,211	—
Total Distributable Earnings	$—	$—	$—	$87,211	$474,770
Other Accumulated Losses	$(133,499,914)	$(1,349,608)	$(716,740)	$—	$(37,476,940)
Total Accumulated Gains (Losses)	$(55,446,274)	$7,237,022	$1,488,229	$6,320,693	$(38,991,293)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2009, the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	International
	Equity Fund	Fund	Fund	Fund
Expiring in 2016	$41,887,773	$688,311	$243,935	$14,977,524
Expiring in 2017	85,386,046	661,297	472,805	22,376,424
Total capital loss carryforwards	$127,273,819	$1,349,608	$716,740	$37,353,948

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The LKCM Fixed Income Fund utilized $1,340,184 of prior capital loss carryforwards during the year ended December 31, 2009.

At December 31, 2009, the following Funds deferred, on a tax basis, post-October losses of:

LKCM	LKCM
Small Cap	International
Equity Fund	Fund
$6,226,095	$131,298

The tax components of dividends paid during the six months ended June 30, 2010 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—
LKCM Equity Fund	—	—
LKCM Balanced Fund	96,549	—
LKCM Fixed Income Fund	2,824,844	—
LKCM International Fund	—	—

The tax components of dividends paid during the year ended December 31, 2009 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—
LKCM Equity Fund	380,347	—
LKCM Balanced Fund	210,329	—
LKCM Fixed Income Fund	5,392,064	5,087
LKCM International Fund	2,454,865	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2009.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2006 through December 31, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

LKCM Funds
Additional Information
June 30, 2010

Tax Information: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2009 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Equity	100.00%
Balanced	70.15%
Fixed Income	0.71%
International	95.12%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Equity	100.00%
Balanced	60.21%
Fixed Income	0.71%

Additional Information Applicable to Foreign Shareholders Only: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)( C ).

Equity	0.46%
Balanced	58.96%
Fixed Income	100.00%
International	0.11%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(C) during the year ended December 31, 2009.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
AND SUBADVISORY AGREEMENTS WITH RESPECT TO LKCM FUNDS

Introduction.  At a meeting held on February 23, 2010, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (each, a “Fund” and collectively, the “Funds”).  In addition, the Board approved the renewal of the Subadvisory Agreement between LKCM and TT International on behalf of the LKCM International Fund.  The Investment Advisory Agreement and Subadvisory Agreement are referred to collectively as the “Agreements.”

In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund (and adviser) as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee and, in the case of the International Fund, the subadvisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreements, the Board considered a broad range of information provided by LKCM and TT International, including, but not limited to, reports relating to each Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreements.  The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund and TT International with respect to the International Fund under the Agreements.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible for a majority of the assets in the Funds.  The Board noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Funds, or impair its ability to meet its expense reimbursement obligations to the Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM and TT International are well-qualified by education, training and experience to manage the Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  In this regard, the Board noted LKCM’s representation that its soft dollar arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Board recognized that TT International focuses entirely on investment management and has substantial experience managing international assets.  In this regard, the Board noted that TT International has international accounts with approximately $17.7 billion under management.

Performance of the LKCM Funds.  The Board considered the performance of each Fund compared to a benchmark index (“Benchmark”) and/or Lipper, Inc. peer group funds (“Lipper Index”) for various time periods ended December 31, 2009.  In this regard, the Board noted the volatile nature of the markets for the calendar year 2009.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any other Class and has the longest performance history.  The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark for the one-year, five-year, ten-year and since inception periods, but underperformed its Benchmark for the three-year period.  The Board also noted that the Fund outperformed the Lipper Index for the ten-year and since inception periods, but underperformed the Lipper Index for the one-year, three-year and five-year periods.

The Board noted that the Equity Fund outperformed its Benchmark for all periods presented.  The Board also noted that the Equity Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the Balanced Fund outperformed its Benchmark and the Lipper Index for the three-year, five-year and since inception periods, but underperformed both for the one-year period.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the one-year, three-year and five-year periods, but underperformed its Benchmark for the ten-year and since inception periods.  The Board also noted that the Fixed Income Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since inception periods, but underperformed the Lipper Index for the one-year period.  The Board noted LKCM’s explanation that the Fixed Income Fund’s underweight position in asset-backed, commercial real estate and high yield securities detracted from the Fixed Income Fund’s performance relative to the Benchmark during the ten-year and since inception periods.

The Board noted that the International Fund underperformed its Benchmark and the Lipper Index for all periods presented.  The Board noted TT’s explanation that European stock selection in the previous year detracted from the International Fund’s performance during the three-year and five-year periods, and Asian stock selection during the beginning of the decade detracted from the International Fund’s performance during the ten-year and since inception periods.

Fees and Expenses.  The Board considered the advisory fee rates of each Fund, the subadvisory fee rate applicable to the International Fund and the total expense ratios of each Fund relative to similar funds and LKCM’s other clients.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund’s 2010 fiscal year.  The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.  The Board considered that, although the Funds’ contractual advisory fee rates are higher than those of their peers, the expense cap arrangements cause the Funds’ overall total expense ratios to be lower than those of their peers.

In this regard, the Board noted that the contractual advisory fee rate for the Small Cap Equity Fund was in the second quartile of the Lipper Category and the total expense ratio for the Fund’s Institutional Class was in the second quartile.  The contractual advisory fee rate was lower than the average of the Lipper Category and the total expense ratio for the Institutional Class was lower than the average of the Lipper Category.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Equity Fund were in the third quartile and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Balanced Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Fixed Income Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the International Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds..  The Board also noted LKCM’s representation that the subadvisory fee rates it charges these other funds are slightly lower than the advisory fee rates charged to the LKCM Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

With respect to the subadvisory fee rate paid to TT International, the Board considered TT International’s representation that some clients have a lower fee rate due to their having established their relationships with TT International prior to LKCM.  The Board also noted that TT International has waived and intends to continue to waive voluntarily its fees in order to maintain an expense cap for the International Fund.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM did not make a profit on the Funds, with the exception of the Small Cap Equity Fund.  The Board did not consider the profitability of TT International because it does not publish that data.  However, the Board noted TT International’s representation that it has reported a profit in each financial year since its inception.

With respect to economies of scale, the Board considered that net subscriptions in each Fund, except the International Fund, increased during the last calendar year.  In this connection, LKCM indicated that assets are expected to grow given the Funds performance and competitive expense structure.  The Board noted that, based on the relatively low total expense ratios of the Funds (after fee waivers and expense reimbursements), LKCM believes Fund shareholders currently enjoy substantial economies of scale, which may increase if assets grow.

Regarding TT International, the Board noted that the fee rate structure of TT International includes breakpoints based on asset levels.  In addition, the Board noted that TT International represented that the Fund may experience lower execution costs due to being part of a larger pool of assets.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM and/or TT International, as applicable; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; (4) TT International’s fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current advisory fee rate structure provides Fund shareholders with reasonable benefits associated with economies of scale.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreements.

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LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•
Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

•	Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Semi-Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
	Richard J. Howell	Jacob D. Smith
Paul W. Greenwell	Trustee	Chief Financial Officer
Vice President		Chief Compliance Officer
Earle A. Shields, Jr.
Steven R. Purvis, CFA	Trustee
Vice President

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund
LKCM Aquinas Fixed Income Fund

Semi-Annual Report
June 30, 2010

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

					Six Month	One Year	Avg. Annual
			Net	Gross	Total Return	Total Return	Total Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Since
Funds	Dates	6/30/10	Ratio*,**	Ratio**	6/30/10	6/30/10	Incept.***
LKCM Aquinas Value Fund	7/11/05	$10.05	1.50%	1.66%	-7.12%	14.49%	-0.02%
Russell 1000 Value Index1					-5.12%	16.92%	-1.97%
LKCM Aquinas Growth Fund	7/11/05	$13.07	1.50%	1.67%	-8.28%	12.58%	-1.63%
Russell 1000 Growth Index2					-7.65%	13.62%	-0.04%
LKCM Aquinas Small Cap Fund	7/11/05	$ 5.19	1.50%	3.69%	-1.14%	20.14%	-1.18%
Russell 2000 Index3					-1.95%	21.48%	-0.33%
LKCM Aquinas Fixed Income Fund	7/11/05	$10.31	0.80%	1.80%	3.06%	7.67%	4.90%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					4.56%	8.29%	5.39%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense caps through April 30, 2011.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2009, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
1	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
2	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
3	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.
4
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. Note: These indices defined above are not available for direct investment.

Note:  These indices defined above are not available for direct investment.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s (USCCB) Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over a reasonable period of time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

Economic Review and Outlook

The beginning of the year witnessed consistently positive economic news, and the S&P 500 Index climbed to a year-to-date high in April.  In May, investors witnessed a sharp decline in equity prices accompanied by a surge in volatility.  We continue to view the economic data as confirmation that a sustainable global economic recovery remains underway, albeit at a slightly slower rate.  We do not view the austerity measures in Europe or monetary tightening in Brazil and China as a significant threat to the global growth outlook.  However, surging government debt and easy monetary policy can only support domestic economic growth for a finite period, and the U.S. economy has yet to reach the stage where growth is sustained through robust final demand.

2

Employment, housing, and consumer confidence data have all signaled a less positive trend than earlier indicated.  These readings are reflective of the turbulent process of economic recovery.  We believe these data points will be met by continued growth in global demand, accelerating income, and further fiscal stimulus.  With regard to the equity market, the historical precedent is for the equity market to experience a sharp double digit decline in value during a recovery as investors question the sustainability of economic growth.  We are likely in this phase of the market recovery.

Sound economic news earlier this year was able to dampen fears that the debt crisis, which precipitated the recession, would preclude a solid economic recovery.  Indeed, we believe the recovery continues to unfold, although at a slower rate than initially expected by some.  The pertinent question is whether or not the economy will experience a “double dip” recession.  While the pace of the economic recovery may moderate slightly given the recent economic shocks in Europe, it is our view that the chance of an imminent second recession, while possible, is not likely.

There are pockets of concern within the economy.  After enjoying a rebound in housing fueled largely by a federal program to aid first time home buyers, we are now seeing weaker housing data as the federal program has expired.  This fuels concern for a further drop in housing prices, which could lead to faster growth in the savings rate, thereby siphoning consumer spending.  Furthermore, employment data shows little recent improvement.

Against this ledger of concerns remain an extremely accommodative monetary policy and a very steep yield curve.  While our concern over the federal deficit continues to grow, the government continues to spend, with over half of the initial $700 billion stimulus package remaining to be released.  The initial stimulus funds were largely used to purchase assets, where the remainder is more focused on infrastructure spending.  We have previously highlighted pent-up corporate capital spending which we expect to accelerate once corporations, which are flush with cash, gain greater conviction around the economic recovery.

There is temptation to interpret the slowing rate of improvement in economic data series as a signal of trouble ahead.  A slowing however is both inevitable and expected.  The year-over-year increase in many economic leading indicators has begun to decelerate as comparisons to last year become increasingly difficult.  The slowing has led many investors to question the sustainability of the economic recovery and direction of the equity market.  Investors, however, should remain focused on the absolute level of the Leading Economic Index (LEI), which we believe is likely to continue to rise.  In the middle stage of the economic cycle it is normal for the LEI to rise, even as the year-over-year growth rate decelerates or turns negative.  Even so, the economy has historically continued to expand.

The economy continues to operate below capacity, and employment remains significantly less than optimal.  The most recent unemployment rate reading of 9.5% compared to the prior reading of 9.7% suggests a brighter employment picture.  In reality, the primary driver of the lower unemployment rate was likely that more people stopped looking for employment, which resulted in the numerical decline in the unemployment rate, a less than positive development.

We have highlighted the rising concern of federal debt, and our concern continues to grow.  The country is in the process of putting in place a larger structural deficit, which may lead to increased tax rates to cover current and future planned spending.  Both the capital gains tax rate and dividend income tax rate will likely rise at year end.  The current dividend tax rate of 15% is scheduled to move to 39.6% according to the Congressional Budget Office baseline.  The capital gains tax rate of 15% is likely to rise to around 20%.

Currently, federal spending represents 25% of Gross Domestic Product (GDP) compared with a historical range of 20%-21%.  If the federal government is not successful in restoring the historical spending patterns, the nation is likely to see further discussion around ideas such as a Value Added Tax.  The Office of Management and Budget estimates spending on interest and entitlements will increase from 43% of federal spending to 61% over the next ten years.

In our view, equities are in the process of transitioning to the second stage of recovery which is consistent with an inflection in the LEI discussed earlier.  During this second stage, investors typically shift from earnings multiple expansion to earnings growth as the economy recovers.  This often results in greater market volatility, in part because equities become more sensitive to economic growth indicators.  This, in turn, typically leaves the market vulnerable to a growth scare, which we believe occurred in May.  Investors began to question the global growth story as the Eurozone debt crisis, slowing economic growth in China, Gulf oil spill, and Washington reform grabbed the headlines.  In our view, the momentum with which the global economy entered the year has only been slightly impacted by the previous factors.

Positive economic data can be a powerful tool in stabilizing capital markets.  Following the 1987 market crash, the Asian Crisis of 1997, and the collapse of Long Term Capital Management in 1998, sound economic data helped anchor investor perspective and, therefore, stabilize markets.  By contrast, when a meltdown in capital markets accompanies deterioration in economic data, the two trends tend to reinforce one another.  With broad economic data remaining relatively positive, capital markets should take their cue from the economic outlook.

3

Jobs continue to be central to the economic recovery.  Our view continues to be that unemployment will remain stubbornly high through 2010.  The level of initial jobless claims has remained range-bound since the beginning of the year, although the most recent filing was somewhat disappointing.  As expected, movements in the equity market have been highly correlated with jobs data.  A potential catalyst for equities could be the decline of initial jobless claims.  If we are correct on our forecast of corporate profits and our theory that productivity is close to a peak, then companies will have an incentive to begin hiring.

Although investors remain keenly focused on macro-economic data points, the relative value of corporate bonds and equities tell an interesting story in regard to market valuation.  After all, both bond holders and equity investors have claim to the same corporate cash flow stream – albeit bond holders are higher in the capital structure.  Despite the valuation disparity between stocks and bonds, investors have been keen to increase their exposure to bonds relative to equities.  This is a telling sign of the general skepticism of investors, which has historically been a positive driver of equity prices.

We believe the key drivers of equity prices remain in place.  Specifically, we believe earnings are recovering, interest rates are low, and valuations remain reasonable.  Equity prices should continue to outperform government bonds, as Treasury yields remain anchored by low inflation, weak private credit demand, continued risk aversion and the Fed’s near zero percent interest rate.  If the April year-to-date peak in the S&P 500 Index represented the climax of the bull market which began in March of 2009, then the thirteen-month bull market would be the shortest on record.

In our view, policy stimulus provided the spark to ignite growth, the inventory cycle switched from being a drag to a positive, and confidence has gradually begun to rebound supporting hiring, consumption, and capital spending.  The recovery remains fragile and perhaps the greatest risk today is the loss of confidence on the part of both business owners and investors.  The recent actions of policymakers in Washington, Brussels, and Beijing have done little to instill confidence.  Indeed, reform is occurring in such a rapid fashion across health care, energy, and financials that corporate decision-makers are unsure as to the rules of the road.  In aggregate, these three sectors of the economy represent approximately 40% of the S&P 500 Index.  Although economic growth has shown recent signs of moderating, we believe the economic recovery will continue.  The equity market is reflecting investor concern over a slowing economic growth rate, but we believe that the market value is attractive at current levels relative to our economic outlook.  However, volatility will likely remain a prominent market feature as the economy works to find a footing from which sustained growth is possible.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index during the six months ended June 30, 2010.  Stock selection drove performance with particular strength in the Consumer Discretionary, Industrials, Healthcare, and Materials sectors.  Underweighting the Financials sector and poor stock selection in the Financials sector pressured returns.  We believe the Fund is positioned in higher quality companies with internal growth prospects and areas that should benefit from an economic recovery.

Total Return
Six Months Ended
June 30, 2010
LKCM Aquinas Small Cap Fund	-1.14%
Russell 2000 Index	-1.95%

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, during the six months ended June 30, 2010.  The Fund’s underperformance can partially be attributed to overweight allocations in the Energy and Industrial sectors and stock selection in the Consumer Staples and Consumer Discretionary sectors.  The Fund’s performance was enhanced by its overweight position in the Industrials sector.  Stock selection in the Materials and Information Technology sectors also benefited the Fund’s performance.

Total Return
Six Months Ended
June 30, 2010
LKCM Aquinas Growth Fund	-8.28%
Russell 1000 Growth Index	-7.65%

4

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund underperformed its benchmark, the Russell 1000 Value Index, during the six months ended June 30, 2010. The underweighting of the Financials sector relative to the benchmark, coupled with stock selection in this sector, were the primary contributors to the Fund’s underperformance.  The Fund benefited from strong stock selection in the Information Technology and Healthcare sectors.  The Fund’s overweight position in the Consumer Discretionary sector also positively impacted the Fund’s returns.  The Fund ended the first half of 2010 with overweight positions in the Energy, Information Technology, and Industrials sectors and underweight positions in the Utilities, Healthcare, and Consumer Staples sectors.

Total Return
Six Months Ended
June 30, 2010
LKCM Aquinas Value Fund	-7.12%
Russell 1000 Value Index	-5.12%

LKCM Aquinas Fixed Income Fund

The LKCM Aquinas Fixed Income Fund is managed to provide current income.  Our investment strategy emphasizes the selection of corporate bonds with strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt.  While the concentration in corporate bonds was additive to the Fund’s performance during the first quarter of 2010, that trend reversed in the second quarter of 2010 with the reemergence of the flight-to-quality trade into U.S. Treasuries in response to sovereign debt concerns. This trend reversal resulted in Treasuries having their best first half performance in fifteen years.  The Fund was repositioned in June in order to transition to the Fund’s targeted liquidation at the end of July and ended the second quarter with duration of 1.7 years versus a 3.9 year duration for the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

Total Return
Six Months Ended
June 30, 2010
LKCM Aquinas Fixed Income Fund	3.06%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index	4.56%

J. Luther King, Jr., CFA
July 16, 2010

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-15 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small capitalization funds typically carry additional risks, since small companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Earnings growth is a key indicator for measuring a company's success and can be a driving force behind stock price appreciation. Put simply, earnings growth is the percentage gain in net income over time.

Earnings Multiple: The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share. The earnings multiple is often based on the prior twelve months of earnings data.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

5

LKCM Aquinas Funds Expense Example — June 30, 2010 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10-6/30/10).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$928.80	$7.17
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$917.20	$7.13
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

6

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$988.60	$7.40
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual	$1,000.00	$1,030.60	$4.03
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund	LKCM Aquinas Fixed Income Fund

7

LKCM Aquinas Value Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	8,500	$473,110
Asset Management - 0.6%
Bank of New York Mellon Corporation	7,500	185,175
Auto Components - 2.5%
LKQ Corporation (a)	40,000	771,200
Beverages - 2.6%
The Coca-Cola Company	10,000	501,200
PepsiCo, Inc.	5,000	304,750
		805,950
Building Products - 1.7%
Masco Corporation	50,000	538,000
Capital Markets - 2.2%
Lazard Ltd. - Class A (b)	25,000	667,750
Chemicals - 4.2%
FMC Corporation	10,000	574,300
Monsanto Company	9,000	415,980
Praxair, Inc.	4,000	303,960
		1,294,240
Commercial Banks - 4.6%
BOK Financial Corporation	17,500	830,725
Wells Fargo & Company	22,500	576,000
		1,406,725
Commercial Services & Supplies - 3.5%
Waste Management, Inc.	20,000	625,800
Western Union Company	30,900	460,719
		1,086,519
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	25,000	532,750
Computers & Peripherals - 5.4%
Brocade Communications Systems, Inc. (a)	85,000	438,600
EMC Corporation (a)	40,000	732,000
International Business Machines Corporation	4,020	496,390
		1,666,990
Consumer Finance - 2.9%
American Express Company	22,500	893,250
Diversified Financial Services - 2.4%
JPMorgan Chase & Co.	20,000	732,200
Diversified Telecommunication Services - 3.6%
AT&T Inc.	25,000	604,750
Verizon Communications Inc.	17,500	490,350
		1,095,100
Electrical Equipment - 3.0%
Emerson Electric Co.	8,000	349,520
Roper Industries, Inc.	10,400	581,984
		931,504
Electronic Equipment & Instruments - 1.8%
National Instruments Corporation	17,500	556,150
Energy Equipment & Services - 4.3%
Nabors Industries Ltd. (a) (b)	6,800	119,816
National-Oilwell Varco Inc.	13,400	443,138
Noble Corporation (b)	10,000	309,100
Schlumberger Limited (b)	8,400	464,856
		1,336,910
Food & Staples Retailing - 1.4%
CVS Caremark Corporation	15,000	439,800
Health Care Equipment & Supplies - 5.3%
DENTSPLY International Inc.	17,500	523,425
ResMed Inc. (a)	10,000	608,100
Thermo Fisher Scientific, Inc. (a)	10,000	490,500
		1,622,025
Insurance - 2.4%
HCC Insurance Holdings, Inc.	30,000	742,800
Internet Software & Services - 5.3%
Akamai Technologies, Inc. (a)	30,000	1,217,100
Expedia, Inc.	22,500	422,550
		1,639,650
IT Services - 1.6%
Accenture plc - Class A (b)	12,500	483,125
Life Sciences Tools & Services - 1.7%
PerkinElmer, Inc.	25,000	516,750
Machinery - 1.8%
Danaher Corporation	15,000	556,800
Media - 1.5%
Cinemark Holdings, Inc.	35,000	460,250
Metals & Mining - 1.6%
Peabody Energy Corporation	12,500	489,125
Multiline Retail - 1.7%
Kohl’s Corporation (a)	11,000	522,500
Multi-Utilities & Unregulated Power - 1.6%
Duke Energy Corporation	30,000	480,000
Oil & Gas Exploration &
Production Companies - 9.2%
Cabot Oil & Gas Corporation	15,000	469,800
ConocoPhillips	6,000	294,540
Denbury Resources Inc. (a)	35,000	512,400
EXCO Resources, Inc.	30,000	438,300
Exxon Mobil Corporation	4,000	228,280
Range Resources Corporation	10,000	401,500
SM Energy Company	12,500	502,000
		2,846,820

The accompanying notes are an integral part of these financial statements.

8

LKCM Aquinas Value Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Personal Products - 2.4%
Avon Products, Inc.	27,500	$728,750
Professional Services - 2.3%
Robert Half International, Inc.	30,000	706,500
Software - 3.9%
Nuance Communications, Inc. (a)	40,000	598,000
Oracle Corporation	27,500	590,150
		1,188,150
Specialty Retail - 6.9%
Foot Locker, Inc.	52,500	662,550
The Home Depot, Inc.	12,800	359,296
PetSmart, Inc.	15,000	452,550
RadioShack Corporation	32,500	634,075
		2,108,471
TOTAL COMMON STOCKS
(Cost $29,126,797)		30,505,039

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds (c) - 1.2%
Federated Government Obligations
Fund - Institutional Shares, 0.04%	374,694	374,694
TOTAL SHORT-TERM INVESTMENTS
(Cost $374,694)		374,694
Total Investments - 100.3%
(Cost $29,501,491)		30,879,733
Liabilities in Excess of Other Assets - (0.3)%		(99,934)
TOTAL NET ASSETS - 100.0%		$30,779,799

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

9

LKCM Aquinas Growth Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Aerospace & Defense - 2.1%
Rockwell Collins, Inc.	10,000	$531,300
Air Freight & Logistics - 3.5%
C.H. Robinson Worldwide, Inc.	7,000	389,620
FedEx Corp.	7,000	490,770
		880,390
Beverages - 2.0%
The Coca-Cola Company	10,000	501,200
Capital Markets - 1.8%
T. Rowe Price Group Inc.	10,000	443,900
Chemicals - 2.3%
FMC Corporation	10,000	574,300
Commercial Banks - 1.4%
Glacier Bancorp, Inc.	25,000	366,750
Commercial Services & Supplies - 2.1%
Copart, Inc. (a)	15,000	537,150
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	20,000	426,200
Computers & Peripherals - 10.8%
Apple Inc. (a)	3,000	754,590
Brocade Communications Systems, Inc. (a)	80,000	412,800
EMC Corporation (a)	30,000	549,000
International Business Machines Corporation	5,000	617,400
NetApp, Inc. (a)	10,000	373,100
		2,706,890
Construction & Engineering - 1.7%
Foster Wheeler AG (a) (b)	20,000	421,200
Distributors - 2.4%
Fastenal Company	12,000	602,280
Diversified Financial Services - 4.3%
JPMorgan Chase & Co.	10,000	366,100
Visa Inc. - Class A	10,000	707,500
		1,073,600
Electrical Equipment - 2.6%
Emerson Electric Co.	15,000	655,350
Electronic Equipment & Instruments - 2.7%
National Instruments Corporation	12,000	381,360
Trimble Navigation Limited (a)	11,000	308,000
		689,360
Energy Equipment & Services - 1.2%
Halliburton Co.	12,000	294,600
Food & Staples Retailing - 3.5%
Costco Wholesale Corporation	10,000	548,300
CVS Caremark Corporation	11,000	322,520
		870,820
Health Care Equipment & Supplies - 4.0%
Covidien plc (b)	13,000	522,340
Thermo Fisher Scientific, Inc. (a)	10,000	490,500
		1,012,840
Health Care Providers & Services - 1.5%
Express Scripts, Inc. (a)	8,000	376,160
Hotels, Restaurants & Leisure - 1.8%
Carnival Corporation (b)	15,000	453,600
Household Products - 6.3%
Colgate-Palmolive Company	6,000	472,560
Energizer Holdings, Inc. (a)	10,000	502,800
The Procter & Gamble Company	10,000	599,800
		1,575,160
Insurance - 2.6%
Prudential Financial, Inc.	12,000	643,920
Internet Software & Services - 8.2%
Akamai Technologies, Inc. (a)	15,000	608,550
Amazon.com, Inc. (a)	4,000	437,040
Expedia, Inc.	30,000	563,400
Google Inc. - Class A (a)	1,000	444,950
		2,053,940
Life Sciences Tools & Services - 1.6%
PerkinElmer, Inc.	20,000	413,400
Machinery - 2.4%
Danaher Corporation	16,000	593,920
Metals & Mining - 1.4%
Reliance Steel & Aluminum Co.	10,000	361,500
Oil & Gas Exploration &
Production Companies - 5.8%
Brigham Exploration Company (a)	30,000	461,400
Denbury Resources Inc. (a)	25,000	366,000
Range Resources Corporation	10,000	401,500
SM Energy Company	6,000	240,960
		1,469,860
Semiconductor & Semiconductor
Equipment - 1.5%
Intel Corporation	20,000	389,000
Software - 5.9%
Citrix Systems, Inc. (a)	10,000	422,300
Nuance Communications, Inc. (a)	18,000	269,100
Oracle Corporation	20,000	429,200
TIBCO Software Inc. (a)	30,000	361,800
		1,482,400
The accompanying notes are an integral part of these financial statements.

10

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 5.5%
American Eagle Outfitters, Inc.	40,000	$470,000
Guess?, Inc.	10,000	312,400
Tractor Supply Company	10,000	609,700
		1,392,100
Textiles, Apparel & Luxury Goods - 1.0%
VF Corporation	3,500	249,130
TOTAL COMMON STOCKS
(Cost $21,810,797)		24,042,220

SHORT-TERM INVESTMENTS - 4.9%
Money Market Funds (c) - 4.9%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.03%	444,402	444,402
Federated Government Obligations
Fund - Institutional Shares, 0.04%	782,331	782,331
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,226,733)		1,226,733
Total Investments - 100.5%
(Cost $23,037,530)		25,268,953
Liabilities in Excess of Other Assets - (0.5)%		(114,311)
TOTAL NET ASSETS - 100.0%		$25,154,642

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Small Cap Fund
Schedule of Investments
June 30, 2010 (Unaudited)

COMMON STOCKS - 95.9%	Shares	Value
Aerospace & Defense - 1.7%
Hexcel Corporation (a)	5,200	$80,652
Air Freight & Logistics - 2.4%
Forward Air Corporation	2,150	58,588
UTI Worldwide, Inc. (b)	4,350	53,853
		112,441
Auto Components - 1.1%
LKQ Corporation (a)	2,700	52,056
Capital Markets - 1.8%
Gleacher & Co Inc. (a)	11,700	29,835
Raymond James Financial, Inc.	2,150	53,084
		82,919
Chemicals - 3.1%
A. Schulman, Inc.	2,600	49,296
Calgon Carbon Corporation (a)	3,300	43,692
Cytec Industries Inc.	1,250	49,987
		142,975
Commercial Banks - 7.2%
First Horizon National Corporation	4,391	50,276
Glacier Bancorp, Inc.	4,000	58,680
Pinnacle Financial Partners, Inc. (a)	3,550	45,617
Prosperity Bancshares, Inc.	1,300	45,175
Synovus Financial Corp.	21,150	53,721
Texas Capital Bancshares, Inc. (a)	2,550	41,820
Umpqua Holdings Corporation	3,100	35,588
		330,877
Commercial Services & Supplies - 3.4%
Administaff, Inc.	3,200	77,312
Copart, Inc. (a)	1,200	42,972
Resources Connection, Inc. (a)	2,825	38,420
		158,704
Communications Equipment - 0.6%
Arris Group Inc. (a)	2,550	25,984
Computers & Peripherals - 4.8%
3PAR, Inc. (a)	6,000	55,860
Brocade Communications Systems, Inc. (a)	7,250	37,410
Compellent Technologies, Inc. (a)	4,250	51,510
Electronics For Imaging, Inc. (a)	900	8,775
Netezza Corporation (a)	5,050	69,084
		222,639
Consumer Finance - 2.6%
Cash America International, Inc.	1,800	61,686
First Cash Financial Services, Inc. (a)	2,650	57,770
		119,456
Containers & Packaging - 1.0%
Silgan Holdings Inc.	1,700	48,246
Distributors - 1.5%
WESCO International, Inc. (a)	2,000	67,340
Diversified Consumer Services - 0.8%
K12 Inc. (a)	1,650	36,597
Diversified Manufacturing - 0.8%
Raven Industries, Inc.	1,150	38,767
Electrical Equipment - 1.4%
Baldor Electric Company	1,850	66,748
Electronic Equipment & Instruments - 3.5%
National Instruments Corporation	2,350	74,683
Rofin-Sinar Technologies, Inc. (a)	1,800	37,476
Trimble Navigation Limited (a)	1,700	47,600
		159,759
Energy Equipment & Services - 2.3%
Core Laboratories N.V. (b)	450	66,425
Dril-Quip, Inc. (a)	950	41,819
		108,244
Food & Staples Retailing - 0.5%
Ruddick Corporation	800	24,792
Health Care Equipment & Supplies - 2.5%
Merit Medical Systems, Inc. (a)	3,800	61,066
NuVasive, Inc. (a)	1,550	54,963
		116,029
Health Care Providers & Services - 4.9%
MWI Veterinary Supply, Inc. (a)	1,950	98,007
PAREXEL International Corporation (a)	2,700	58,536
PSS World Medical, Inc. (a)	3,250	68,738
		225,281
Hotels, Restaurants & Leisure - 3.7%
BJ’s Restaurants, Inc. (a)	2,150	50,740
Boyd Gaming Corporation (a)	5,600	47,544
LIFE TIME FITNESS, Inc. (a)	1,450	46,095
Sonic Corp. (a)	3,500	27,125
		171,504
Household Durables - 1.4%
Tempur-Pedic International Inc. (a)	2,150	66,113
Internet Software & Services - 2.1%
Art Technology Group, Inc. (a)	10,824	37,018
LogMeIn, Inc. (a)	2,200	57,706
		94,724
Investment Bank & Brokerage - 0.8%
Evercore Partners, Inc. - Class A	1,500	35,025
IT Services - 1.1%
ManTech International
Corporation - Class A (a)	1,150	48,956
Leisure Equipment & Products - 1.7%
Brunswick Corporation	4,100	50,963
Callaway Golf Company	4,800	28,992
		79,955

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

COMMON STOCKS	Shares	Value
Life Sciences Tools & Services - 1.0%
PerkinElmer, Inc.	2,200	$45,474
Machinery - 7.5%
Actuant Corporation - Class A	2,600	48,958
Astec Industries, Inc. (a)	1,700	47,141
CIRCOR International, Inc.	1,750	44,765
CLARCOR Inc.	1,650	58,608
Kaydon Corporation	1,450	47,647
The Middleby Corporation (a)	1,200	63,828
Mueller Water Products, Inc. - Class A	10,050	37,285
		348,232
Marine - 1.0%
Kirby Corporation (a)	1,250	47,813
Media - 1.8%
Cinemark Holdings, Inc.	2,800	36,820
Live Nation Inc. (a)	4,350	45,458
		82,278
Metals & Mining - 2.5%
Carpenter Technology Corporation	2,250	73,867
Haynes International, Inc.	1,300	40,079
		113,946
Oil & Gas Drilling - 0.7%
Atwood Oceanics, Inc. (a)	1,200	30,624
Oil & Gas Exploration &
Production Companies - 4.6%
Brigham Exploration Company (a)	3,650	56,137
Carrizo Oil & Gas, Inc. (a)	2,300	35,719
Oasis Petroleum Inc. (a)	1,600	23,200
Rosetta Resources, Inc. (a)	2,150	42,591
SM Energy Company	1,400	56,224
		213,871
Pharmaceuticals - 1.5%
Endo Pharmaceuticals Holdings Inc. (a)	3,250	70,915
Software - 5.9%
ANSYS, Inc. (a)	1,150	46,655
MedAssets Inc. (a)	3,050	70,394
MicroStrategy Incorporated - Class A (a)	600	45,054
Solarwinds, Inc. (a)	1,850	29,674
TIBCO Software Inc. (a)	6,550	78,993
		270,770
Specialty Retail - 8.4%
DSW Inc. - Class A (a)	2,104	47,256
Hibbett Sports Inc. (a)	2,550	61,098
Lumber Liquidators Holdings, Inc. (a)	1,600	37,328
Monro Muffler Brake, Inc.	1,100	43,483
PetMed Express, Inc.	2,400	42,720
Signet Jewelers Ltd. (a) (b)	1,450	39,875
Tractor Supply Company	1,050	64,018
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,250	53,235
		389,013
Textiles, Apparel & Luxury Goods - 2.3%
Crocs, Inc. (a)	4,750	50,255
The Warnaco Group, Inc. (a)	1,500	54,210
		104,465
TOTAL COMMON STOCKS
(Cost $4,166,678)		4,434,184

SHORT-TERM INVESTMENTS - 4.1%
Money Market Funds (c) - 4.1%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.03%	65,595	65,595
Federated Government Obligations
Fund - Institutional Shares, 0.04%	122,865	122,865
TOTAL SHORT-TERM INVESTMENTS
(Cost $188,460)		188,460
Total Investments - 100.0%
(Cost $4,355,138)		4,622,644
Other Assets in Excess of Liabilities - 0.0%		440
TOTAL NET ASSETS - 100.0%		$4,623,084

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.
The accompanying notes are an integral part of these financial statements.

13

LKCM Aquinas Fixed Income Fund
Schedule of Investments
June 30, 2010 (Unaudited)

	Principal
CORPORATE BONDS - 49.5%	Amount	Value
Aerospace & Defense - 1.9%
United Technologies Corporation
6.35%, 03/01/2011	$100,000	$103,594
Beverages - 4.1%
The Coca-Cola Company
5.35%, 11/15/2017	100,000	114,536
PepsiCo, Inc.
4.65%, 02/15/2013	100,000	108,703
		223,239
Commercial Banks - 3.0%
Frost National Bank
6.875%, 08/01/2011	56,000	58,317
Wells Fargo & Company
5.25%, 10/23/2012	100,000	107,075
		165,392
Commercial Services & Supplies - 5.7%
Allied Waste North America, Inc.
5.75%, 02/15/2011	100,000	102,429
Waste Management, Inc.:
7.375%, 08/01/2010	100,000	100,441
6.375%, 11/15/2012	100,000	109,629
		312,499
Communications Equipment - 2.1%
Harris Corporation
6.375%, 06/15/2019	100,000	112,304
Diversified Telecommunication Services - 1.9%
BellSouth Corporation
6.00%, 10/15/2011	100,000	106,190
Electrical Equipment - 1.5%
Emerson Electric Co.
4.50%, 05/01/2013	75,000	81,166
Energy Equipment & Services - 4.0%
Baker Hughes Incorporated
6.50%, 11/15/2013	100,000	114,326
Weatherford International, Inc. (a)
6.35%, 06/15/2017	100,000	105,536
		219,862
Food & Staples Retailing - 2.0%
Walgreen Company
4.875%, 08/01/2013	100,000	110,048
Food Products - 2.0%
McCormick & Company, Incorporated
5.25%, 09/01/2013	100,000	111,274
Healthcare Equipment & Supplies - 1.9%
Fischer Scientific International Inc.
6.125%, 07/01/2015
Callable 07/01/2010	100,000	103,002
Hotels, Restaurants & Leisure - 1.9%
McDonald’s Corporation
6.00%, 04/15/2011	100,000	103,833
Industrial Conglomerates - 2.0%
3M Co.
4.375%, 08/15/2013	100,000	109,206
Machinery - 1.9%
Dover Corporation
6.50%, 02/15/2011	100,000	103,461
Media - 1.9%
Viacom Inc.
6.625%, 05/15/2011	100,000	104,248
Oil & Gas Exploration &
Production Companies - 7.9%
Apache Corporation
6.25%, 04/15/2012	100,000	108,035
Burlington Resources Finance Company (a)
6.68%, 02/15/2011	100,000	103,533
Occidental Petroleum Corporation
6.75%, 01/15/2012	100,000	108,587
XTO Energy, Inc.
6.25%, 04/15/2013	100,000	112,949
		433,104
Road & Rail - 1.9%
Burlington Northern Santa Fe Corporation
6.75%, 07/15/2011	100,000	105,363
Software - 1.9%
Microsoft Corporation
2.95%, 06/01/2014	100,000	104,734
TOTAL CORPORATE BONDS
(Cost $2,570,668)		2,712,519

U.S. GOVERNMENT & AGENCY ISSUES - 14.9%
U.S. Treasury Inflation Indexed Bonds - 4.6%
1.625%, 01/15/2015	239,765	253,402
U.S. Treasury Notes - 10.3%
4.25%, 11/15/2014	200,000	222,766
4.25%, 08/15/2015	200,000	223,672
5.125%, 05/15/2016	100,000	116,711
		563,149
TOTAL U.S. GOVERNMENT
& AGENCY ISSUES
(Cost $739,761)		816,551

The accompanying notes are an integral part of these financial statements.

14

LKCM Aquinas Fixed Income Fund
Schedule of Investments, Continued
June 30, 2010 (Unaudited)

	Shares or
SHORT-TERM	Principal
INVESTMENTS - 35.5%	Amount	Value
Corporate Bond - 1.9%
Kohl’s Corporation
6.30%, 03/01/2011	$100,000	$103,140
Money Market Funds (b) - 10.8%
The AIM STIT - Treasury
Portfolio - Institutional Shares, 0.04%	170,000	170,000
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.03%	153,779	153,779
Federated Government Obligations
Fund - Institutional Shares, 0.04%	130,838	130,838
Federated Treasury Obligations
Fund - Institutional Shares, 0.01%	134,646	134,646
		589,263
U.S. Treasury Bill - 22.8%
0.06%, 07/22/2010	1,250,000	1,249,956
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,942,865)		1,942,359
Total Investments - 99.9%
(Cost $5,253,294)		5,471,429
Other Assets in Excess of Liabilities - 0.1%		5,609
TOTAL NET ASSETS - 100.0%		$5,477,038

(a)U.S. Dollar-denominated foreign security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

	LKCM	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small	Aquinas Fixed
	Value Fund	Growth Fund	Cap Fund	Income Fund
Assets:
Investments, at value *	$30,879,733	$25,268,953	$4,622,644	$5,471,429
Dividends and interest receivable	18,841	12,992	1,932	49,993
Receivable from Adviser	—	—	10,264	37,822
Receivable for fund shares sold	36,555	12,787	1,490	59
Other assets	10,802	11,667	10,904	3,665
Total assets	30,945,931	25,306,399	4,647,234	5,562,968

Liabilities:
Payable for investment advisory fees	67,519	52,236	—	—
Payable for fund shares redeemed	10,073	2,961	—	45,770
Distribution expense payable	58,008	66,139	5,802	—
Accrued expenses and other liabilities	30,532	30,421	18,348	40,160
Total liabilities	166,132	151,757	24,150	85,930
Net assets	$30,779,799	$25,154,642	$4,623,084	$5,477,038

Net assets consist of:
Paid in capital	$31,534,192	$24,292,424	$5,070,602	$5,153,966
Undistributed net investment income	618	—	—	641
Accumulated net realized gain (loss) on investments	(2,133,253)	(1,369,205)	(715,024)	104,296
Net unrealized appreciation on investments	1,378,242	2,231,423	267,506	218,135
Net assets	$30,779,799	$25,154,642	$4,623,084	$5,477,038

Net assets	$30,779,799	$25,154,642	$4,623,084	$5,477,038
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,063,362	1,924,284	890,897	531,050
Net asset value per share
(offering and redemption price)	$10.05	$13.07	$5.19	$10.31

* Cost of Investments	$29,501,491	$23,037,530	$4,355,138	$5,253,294

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations
June 30, 2010 (Unaudited)

	LKCM	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small	Aquinas Fixed
	Value Fund	Growth Fund	Cap Fund	Income Fund
Investment Income:
Dividends *	$254,031	$135,648	$14,044	$3,681
Interest	156	153	39	212,257
Total income	254,187	135,801	14,083	215,938

Expenses:
Investment advisory fees	158,232	139,922	26,902	29,870
Distribution expense (Note B)	43,953	38,867	6,726	—
Accounting and transfer agent fees and expenses	29,787	30,323	20,338	38,317
Administrative fees	16,001	14,545	10,865	14,199
Federal and state registration	9,383	9,774	9,403	10,845
Professional fees	6,611	6,269	2,595	16,970
Reports to shareholders	4,868	4,796	724	1,553
Custody fees and expenses	2,572	2,091	7,807	2,370
Trustees’ fees	2,133	2,122	362	1,027
Other	3,631	3,581	543	1,989
Total expenses	277,171	252,290	86,265	117,140
Less, expense reimbursement (Note B)	(13,452)	(19,087)	(45,911)	(77,313)
Net expenses	263,719	233,203	40,354	39,827
Net investment income (loss)	(9,532)	(97,402)	(26,271)	176,111

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,139,948	2,544,407	432,467	445,487
Net change in unrealized appreciation/depreciation
on investments	(3,238,486)	(4,415,970)	(397,586)	(306,183)
Net Realized and Unrealized Gain (Loss) on Investments	(2,098,538)	(1,871,563)	34,881	139,304

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(2,108,070)	$(1,968,965)	$8,610	$315,415
* Net of foreign taxes withheld	$—	$—	$19	$—

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009
Operations:
Net investment income (loss)	$(9,532)	$55,518	$(97,402)	$(87,271)
Net realized gain (loss) on investments	1,139,948	(2,432,411)	2,544,407	(1,717,058)
Net change in unrealized
appreciation/depreciation on investments	(3,238,486)	11,058,393	(4,415,970)	9,662,551

Net increase (decrease) in net assets
resulting from operations	(2,108,070)	8,681,500	(1,968,965)	7,858,222

Dividends and Distributions to Shareholders:
Net investment income	—	(50,327)	—	—

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(3,648,615)	2,721,347	(6,947,550)	(730,914)

Total increase (decrease) in net assets	(5,756,685)	11,352,520	(8,916,515)	7,127,308

Net Assets:
Beginning of period	36,536,484	25,183,964	34,071,157	26,943,849
End of period *	$30,779,799	$36,536,484	$25,154,642	$34,071,157

* Including undistributed net investment income of	$618	$10,150	$—	$—

	LKCM Aquinas		LKCM Aquinas
	Small Cap Fund		Fixed Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009
Operations:
Net investment income (loss)	$(26,271)	$(34,176)	$176,111	$424,893
Net realized gain (loss) on investments	432,467	(448,448)	445,487	91,053
Net change in unrealized
appreciation/depreciation on investments	(397,586)	1,627,698	(306,183)	574,163

Net increase in net assets resulting from operations	8,610	1,145,074	315,415	1,090,109

Dividends and Distributions to Shareholders:
Net investment income	—	—	(175,757)	(424,991)

Net increase (decrease) in net assets
from Fund share transactions (Note C)	(650,220)	716,457	(6,990,272)	1,751,686

Total increase (decrease) in net assets	(641,610)	1,861,531	(6,850,614)	2,416,804

Net Assets:
Beginning of period	5,264,694	3,403,163	12,327,652	9,910,848
End of period *	$4,623,084	$5,264,694	$5,477,038	$12,327,652
* Including undistributed net investment income of	$—	$—	$641	$287

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005(1)
Net Asset Value - Beginning of Period	$10.82		$8.15	$13.07	$13.71	$12.24	$11.77
Net investment income (loss)	(0.00	)(2)	0.02	0.04	0.10	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.77)		2.67	(4.92)	1.01	1.95	0.44
Total from investment operations	(0.77)		2.69	(4.88)	1.11	2.02	0.48
Dividends from net investment income	—		(0.02)	(0.04)	(0.10)	(0.11)	(0.01)
Distributions from net realized gains	—		—	—	(1.65)	(0.44)	—
Total dividends and distributions	—		(0.02)	(0.04)	(1.75)	(0.55)	(0.01)
Net Asset Value - End of Period	$10.05		$10.82	$8.15	$13.07	$13.71	$12.24
Total Return	(7.12	)%(3)	32.94%	(37.34)%	8.05%	16.51%	4.13%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$30,780		$36,536	$25,184	$37,436	$39,826	$42,690
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.58	%(4)	1.65%	1.58%	1.49%	1.49%	1.55%
After expense waiver and/or reimbursement	1.50	%(4)	1.50%	1.50%	1.49%	1.49%	1.52	%(5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.13	)%(4)	0.04%	0.28%	0.65%	0.44%	0.34%
After expense waiver and/or reimbursement	(0.05	)%(4)	0.19%	0.36%	0.65%	0.44%	0.37%
Portfolio turnover rate	20%		29%	70%	62%	47%	71%

(1)
The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005.  At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.
(5)	The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

	LKCM Aquinas Growth Fund
	Six Months		Year		Year		Year	Year		Year
	Ended		Ended		Ended		Ended	Ended		Ended
	June 30, 2010		December 31,		December 31,		December 31,	December 31,		December 31,
	(Unaudited)		2009		2008		2007	2006		2005(1)
Net Asset Value - Beginning of Period	$14.25		$10.96		$16.38		$15.45	$15.61		$14.67
Net investment income (loss)	(0.05	)(2)	(0.04	)(2)	(0.05	)(2)	0.01	(0.06	)(2)	0.03
Net realized and unrealized gain (loss) on investments	(1.13)		3.33		(5.37)		1.97	0.03		1.31
Total from investment operations	(1.18)		3.29		(5.42)		1.98	(0.03)		1.34
Dividends from net investment income	—		—		(0.00	)(3)	(0.01)	—		(0.03)
Distributions from net realized gains	—		—		—		(1.04)	(0.13)		(0.37)
Total dividends and distributions	—		—		(0.00	)(3)	(1.05)	(0.13)		(0.40)
Net Asset Value - End of Period	$13.07		$14.25		$10.96		$16.38	$15.45		$15.61
Total Return	(8.28	)%(4)	30.02%		(33.07)%		12.75%	(0.22)%		9.15%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$25,155		$34,071		$26,944		$42,073	$58,997		$74,606
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.62	%(5)	1.66%		1.56%		1.47%	1.46%		1.51%
After expense waiver and/or reimbursement	1.50	%(5)	1.50%		1.50%		1.47%	1.46%		1.51	%(6)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.75	)%(5)	(0.46)%		(0.40)%		0.06%	(0.36)%		0.25%
After expense waiver and/or reimbursement	(0.63	)%(5)	(0.30)%		(0.34)%		0.06%	(0.36)%		0.25%
Portfolio turnover rate	25%		47%		67%		40%	73%		114%
(1)
The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005.  At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.
(6)	The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2010		December 31,		December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2009		2008		2007		2006		2005(1)
Net Asset Value - Beginning of Period	$5.25		$4.03		$6.47		$6.58		$5.82		$5.66
Net investment loss	(0.03	)(3)	(0.04	)(2)	(0.04	)(2)	(0.03	)(3)	(0.04	)(3)	(0.07	)(3)
Net realized and unrealized gain (loss) on investments	(0.03)		1.26		(2.40)		0.04		0.80		0.23
Total from investment operations	(0.06)		1.22		(2.44)		0.01		0.76		0.16
Distributions from net realized gains	—		—		(0.00	)(4)	(0.12)		—		—
Net Asset Value - End of Period	$5.19		$5.25		$4.03		$6.47		$6.58		$5.82
Total Return	(1.14	)%(5)	30.27%		(37.64)%		0.08%		13.06%		2.83%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$4,623		$5,265		$3,403		$10,790		$10,957		$7,064
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	3.21	%(6)	3.68%		2.91%		2.18%		2.32%		2.65%
After expense waiver and/or reimbursement	1.50	%(6)	1.50%		1.50%		1.50%		1.50%		1.73	%(7)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(2.68	)%(6)	(3.03)%		(2.11)%		(1.18)%		(1.53)%		(2.09)%
After expense waiver and/or reimbursement	(0.97	)%(6)	(0.85)%		(0.70)%		(0.50)%		(0.71)%		(1.17)%
Portfolio turnover rate	44%		66%		91%		66%		91%		148%

(1)
The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005.  At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Less than $(0.005).
(5)	Not annualized.
(6)	Annualized.
(7)	The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

	LKCM Aquinas Fixed Income Fund
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2009	2008	2007	2006	2005(1)
Net Asset Value - Beginning of Period	$10.21		$9.59	$9.86	$9.81	$9.84	$10.06
Net investment income	0.18	(2)	0.38	0.40	0.42 (2)	0.40	0.37
Net realized and unrealized gain (loss) on investments	0.13		0.62	(0.27)	0.15	(0.03)	(0.19)
Total from investment operations	0.31		1.00	0.13	0.57	0.37	0.18
Dividends from net investment income	(0.21)		(0.38)	(0.40)	(0.52)	(0.40)	(0.36)
Distributions from net realized gains	—		—	—	—	—	(0.04)
Total dividends and distributions	(0.21)		(0.38)	(0.40)	(0.52)	(0.40)	(0.40)
Net Asset Value - End of Period	$10.31		$10.21	$9.59	$9.86	$9.81	$9.84
Total Return	3.06	%(3)	10.51%	1.30%	5.95%	3.82%	1.75%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$5,477		$12,328	$9,911	$9,233	$39,618	$42,782
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.35	%(4)	1.79%	1.97%	1.46%	0.99%	1.11%
After expense waiver and/or reimbursement	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.93	%(5)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.99	%(4)	2.82%	2.93%	3.45%	3.73%	3.34%
After expense waiver and/or reimbursement	3.54	%(4)	3.81%	4.10%	4.11%	3.92%	3.52%
Portfolio turnover rate	4%		28%	20%	18%	24%	152%

(1)
The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005.  At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

The accompanying notes are an integral part of these financial statements.

20

LKCM Funds
Notes to the Financial Statements (Unaudited)

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing in equity securities of companies that the Adviser believes have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.  The LKCM Aquinas Fixed Income Fund seeks current income, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Fixed Income Fund seeks to achieve its investment objective by investing in a portfolio of investment grade corporate and government fixed income securities and cash equivalent securities.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and excluding from the Fund’s portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

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Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2010:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$30,505,039	$—	$—	$30,505,039
Money Market Funds	374,694	—	—	374,694
Total Investments*	$30,879,733	$—	$—	$30,879,733

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,042,220	$—	$—	$24,042,220
Money Market Funds	1,226,733	—	—	1,226,733
Total Investments*	$25,268,953	$—	$—	$25,268,953

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,434,184	$—	$—	$4,434,184
Money Market Funds	188,460	—	—	188,460
Total Investments*	$4,622,644	$—	$—	$4,622,644

LKCM Aquinas Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,815,659	$—	$2,815,659
U.S. Government & Agency Issues	—	2,066,507	—	2,066,507
Money Market Funds	589,263	—	—	589,263
Total Investments*	$589,263	$4,882,166	$—	$5,471,429

*	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the six months ended June 30, 2010.

In preparing these financial statements, the Trust has evaluated events after June 30, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2011 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the six months ended June 30, 2010, the Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small	Aquinas Fixed
	Value Fund	Growth Fund	Cap Fund	Income Fund
Annual Advisory Rate	0.90%	0.90%	1.00%	0.60%
Annual Cap on Expenses	1.50%	1.50%	1.50%	0.80%
Expenses Reimbursed in 2010	$13,452	$19,087	$45,911	$77,313

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2010, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $43,953, $38,867 and $6,726, respectively.

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C.  Fund Shares: At June 30, 2010, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Aquinas Value Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	376,246	$4,123,606	661,469	$5,960,330
Shares issued to shareholders
in reinvestment of distributions	—	—	4,414	48,199
Shares redeemed	(690,167)	(7,772,401)	(377,448)	(3,287,285)
Redemption fee		180		103
Net increase (decrease)	(313,921)	$(3,648,615)	288,435	$2,721,347
Shares Outstanding:
Beginning of period	3,377,283		3,088,848
End of period	3,063,362		3,377,283

LKCM Aquinas Growth Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	115,382	$1,658,477	309,570	$3,787,992
Shares issued to shareholders
in reinvestment of distributions	—	—	—	—
Shares redeemed	(581,404)	(8,606,112)	(377,902)	(4,518,948)
Redemption fee		85		42
Net decrease	(466,022)	$(6,947,550)	(68,332)	$(730,914)
Shares Outstanding:
Beginning of period	2,390,306		2,458,638
End of period	1,924,284		2,390,306

LKCM Aquinas Small Cap Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	146,298	$812,362	237,925	$1,047,685
Shares redeemed	(257,825)	(1,462,592)	(79,957)	(331,250)
Redemption fee		10		22
Net increase (decrease)	(111,527)	$(650,220)	157,968	$716,457
Shares Outstanding:
Beginning of period	1,002,424		844,456
End of period	890,897		1,002,424

LKCM Aquinas Fixed Income Fund
	Six Months Ended		Year Ended
	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	59,692	$617,931	362,451	$3,630,325
Shares issued to shareholders
in reinvestment of distributions	15,313	157,626	39,754	398,453
Shares redeemed	(751,887)	(7,765,841)	(227,266)	(2,277,156)
Redemption fee		12		64
Net increase (decrease)	(676,882)	$(6,990,272)	174,939	$1,751,686
Shares Outstanding:
Beginning of period	1,207,932		1,032,993
End of period	531,050		1,207,932

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From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of June 30, 2010, one foundation may be deemed to be a controlling person in the Aquinas Value Fund.

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$6,704,120	$—	$9,073,983
LKCM Aquinas Growth Fund	—	7,530,983	—	15,146,210
LKCM Aquinas Small Cap Fund	—	2,230,470	—	2,831,667
LKCM Aquinas Fixed Income Fund	100,125	311,169	550,961	8,086,965

E.  Tax Information:  At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small	Aquinas Fixed
	Value Fund	Growth Fund	Cap Fund	Income Fund
Cost of Investments	$31,994,706	$27,537,844	$4,597,130	$11,634,028
Gross Unrealized Appreciation	$5,462,750	$6,977,448	$908,631	$537,070
Gross Unrealized Depreciation	(835,872)	(330,055)	(263,713)	(12,752)
Net Unrealized Appreciation	$4,626,878	$6,647,393	$644,918	$524,318
Undistributed Ordinary Income	$—	$—	$—	$287
Undistributed Long-Term Capital Gain	—	—	—	—
Total Distributable Earnings	$—	$—	$—	$287
Other Accumulated Losses	$(3,273,201)	$(3,913,612)	$(1,127,317)	$(341,191)
Total Accumulated Gains (Losses)	$1,353,677	$2,733,781	$(482,399)	$183,414

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At December 31, 2009 the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small	Aquinas Fixed
	Value Fund	Growth Fund	Cap Fund	Income Fund
Expiring in 2014	$—	$—	$—	$26,812
Expiring in 2015	—	—	—	184,058
Expiring in 2016	840,790	42,477	166,781	130,321
Expiring in 2017	1,889,250	3,871,135	899,425	—
Total capital loss carryforwards	$2,730,040	$3,913,612	$1,066,206	$341,191

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The LKCM Aquinas Fixed Income Fund utilized $91,053 of prior capital loss carryforwards during the year ended December 31, 2009.

At December 31, 2009, the following Funds deferred, on a tax basis, post-October losses of:

LKCM	LKCM
Aquinas	Aquinas Small
Value Fund	Cap Fund
$543,161	$61,111

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The tax components of dividends paid during the six months ended June 30, 2010 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
LKCM Aquinas Value Fund	$—	—
LKCM Aquinas Growth Fund	—	—
LKCM Aquinas Small Cap Fund	—	—
LKCM Aquinas Fixed Income Fund	$175,757	—

The tax components of dividends paid during the year ended December 31, 2009 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
LKCM Aquinas Value Fund	$50,327	—
LKCM Aquinas Growth Fund	—	—
LKCM Aquinas Small Cap Fund	—	—
LKCM Aquinas Fixed Income Fund	$424,991	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2006 through December 31, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

F.  Subsequent Event: On May 18, 2010, the Board of Trustees approved a plan to liquidate and terminate the LKCM Aquinas Fixed Income Fund. On July 30, 2010, the Fund liquidated its remaining assets and distributed cash pro rata to all remaining shareholders that had not previously redeemed or exchanged their shares of the Fund prior to such date. The Fund was terminated following the completion of such distribution. There have been no other significant subsequent events since June 30, 2010 that would require adjustment to or additional disclosure in these financial statements.

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LKCM Funds
Additional Information (Unaudited)
June 30, 2010

Tax Information: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2009 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Value	100.00%
Fixed Income	1.74%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Value	100.00%
Fixed Income	1.74%

Additional Information Applicable to Foreign Shareholders Only: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)( C ).

Value	0.52%
Fixed Income	100.00%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2009.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction.  At a meeting held on February 23, 2010, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Fixed Income Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and other similar funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to other similar funds and other institutional accounts; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors.  The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Agreement, the Board considered a broad range of information provided by LKCM, including, but not limited to, reports relating to the Aquinas Funds’ socially responsible investing mandate, each Aquinas Fund’s performance and expenses, information on other clients, certain portfolio compliance policies and the background and experience of the portfolio managers.  In addition, the Board considered a memorandum from its legal counsel regarding the Board’s fiduciary duties in considering the renewal of the Agreement.  The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement.  The Board considered that LKCM has provided investment management services to individuals, foundations, endowments and corporations since 1979 and these long-standing relationships have been responsible

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for a meaningful portion of the assets in the Aquinas Funds.  The Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines.  The Board also noted LKCM’s representation that its financial condition does not raise concerns that it would be unable to continue to provide the same scope and quality of services to the Aquinas Funds, or impair its ability to meet its expense reimbursement obligations to the Aquinas Funds.  The Board considered that LKCM has reinvested considerable resources into the firm and its personnel to augment investment management and client service.  The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel who provide services to each Aquinas Fund.  LKCM also represented that the firm offers an attractive compensation structure designed to attract and retain highly qualified investment professionals.  The Board determined that the portfolio managers at LKCM are well-qualified by education, training and experience to manage the Aquinas Funds in an efficient and professional manner.

In addition, the Board considered LKCM’s best execution practices.  In this regard, the Board noted LKCM’s representation that its soft dollar arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds.  The Board considered the performance of each Aquinas Fund compared to a benchmark index (“Benchmark”) and Lipper peer group funds (“Lipper Index”) for the calendar year 2009 and for the period from July 11, 2005 (the date LKCM began managing each Aquinas Fund) through December 31, 2009.  In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its socially responsible investing guidelines, which generally are not applicable to funds included in the respective Lipper Indexes.  The Board also noted the volatile nature of the markets for the calendar year 2009.

The Board noted that the Aquinas Value Fund outperformed its Benchmark and the Lipper Index for all periods presented.

The Board noted that the Aquinas Growth Fund outperformed its Benchmark and the Lipper Index for the three-year period, but underperformed both for the one-year and since inception periods.  The Board noted LKCM’s explanation that stock selection and allocation decisions in the Financials sector relative to the Benchmark detracted from the Aquinas Growth Fund’s performance during the one-year and since inception periods.

The Board noted that the Aquinas Small Cap Fund outperformed its Benchmark for the one-year period, but underperformed its Benchmark for the three-year and since inception periods.  The Board also noted that the Aquinas Small Cap Fund underperformed its Lipper Index for all periods presented.  The Board noted LKCM’s explanation that volatility of subscriptions and redemptions in the Aquinas Small Cap Fund detracted from the Fund’s performance during the three-year and since inception periods.

The Board noted that the Aquinas Fixed Income Fund outperformed its Benchmark for the one-year period, but underperformed its Benchmark for the three-year and since inception periods.  The Board also noted that the Aquinas Fixed Income Fund outperformed the Lipper Index for the three-year and since inception periods, but underperformed the Lipper Index for the one-year period.  The Board noted LKCM’s explanation that the Fund’s underweight position in asset-backed, commercial real estate and high yield securities detracted from the Fund’s performance relative to the Benchmark during the three-year and since inception periods.

Fees and Expenses.  The Board considered the advisory fee rates and the total expense ratios of each Aquinas Fund relative to similar funds and LKCM’s other institutional accounts.  The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund’s 2010 fiscal year.  The Board noted that the fee rates for the Aquinas Funds may be higher that other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing framework provided by the United States Conference of Catholic Bishops.  The Board compared the contractual advisory fee rate and the total expense ratio (after fee waivers and/or expense reimbursements) of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”).  The first quartile in the Lipper Category represents those funds with the lowest fees or expenses.

In this regard, the Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Small Cap Equity Fund were in the third quartile and second quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Value Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and total expense ratio were both higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Growth Fund were in the fourth quartile and third quartile of the Lipper Category, respectively.  In this case, the advisory fee rate and total expense ratio were both higher than average.

The Board noted that the contractual advisory fee rate and the total expense ratio for the Aquinas Fixed Income Fund were in the fourth quartile and first quartile of the Lipper Category, respectively.  In this case, the advisory fee rate was higher than average and the total expense ratio was lower than average.

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The Board considered the advisory fee rates charged by LKCM to the other mutual funds it subadvises and LKCM’s other separately managed accounts.  The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed accounts differ primarily as a result of the greater compliance costs and other expenses incurred by LKCM in managing the Funds.  In addition, the Board considered that there are additional expenses incurred by LKCM in managing the Aquinas Funds due to their mandate for socially responsible investing and that the Lipper Category may not account for these additional expenses.  The Board also considered the fee rate to be charged by LKCM as subadviser to other mutual funds.  The Board noted LKCM’s representation that the subadvisory fee rates charged to these other funds are lower than the advisory fee rates charged to the Aquinas Funds due to the different obligations that LKCM has serving as subadviser (rather than the investment adviser) to these funds.

Costs, Profitability and Economies of Scale.  The Board considered the costs to operate the Aquinas Funds and the profitability of LKCM.  The Board noted LKCM’s representation that it is well capitalized and that its investment philosophy does not require investments in derivatives or other high risk instruments.  The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years.  The Board also reviewed the profit and loss statement provided by LKCM on a fund-by-fund basis.  In this regard, the Board noted that LKCM made a profit on the Aquinas Value and Aquinas Growth Funds, but did not make a profit on the Aquinas Small Cap and Aquinas Fixed Income Funds.

With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low.  Based on these asset levels, the Board noted that LKCM believes that further economies of scale likely cannot be achieved until assets increase in the Aquinas Funds.

Conclusion.  Based on its evaluation of these and other factors, the Board concluded with respect to each Aquinas Fund that (1) each Aquinas Fund was reasonably likely to benefit from the nature, quality and extent of services provided by LKCM; (2) each Aquinas Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable to LKCM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides Aquinas Fund shareholders with reasonable benefits associated with economies of scale based on the asset levels in the Aquinas Funds.  In light of these conclusions, the Board determined, in its business judgment, to renew the Agreement with respect to each Aquinas Fund.

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LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•
Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

•	Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Semi-Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
	Richard J. Howell	Jacob D. Smith
Paul W. Greenwell	Trustee	Chief Financial Officer
Vice President		Chief Compliance Officer
Earle A. Shields, Jr.
Steven R. Purvis, CFA	Trustee
Vice President

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           LKCM Funds

By (Signature and Title)      /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date   September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date   September 3, 2010

By (Signature and Title)      /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date   September 3, 2010